Exhibit 10.155

AMENDMENT NUMBER 1 TO

MEDICAL GROUP/IPA SERVICES AGREEMENT

(Split Capitation)

This Amendment Number 1 to Medical Group/IPA Services Agreement (the “Amendment”) is entered into effective the 1st day of January, 2003, by and between PacifiCare of California, a California corporation (“PacifiCare”), and Northwest Orange County Medical Group (“Medical Group”), with respect to the following facts:

RECITALS

A.                              The parties have previously entered into that certain Medical Group/IPA Services Agreement dated January 1, 2001 (the “Agreement”).

B.                              The parties desire to amend this Agreement for the purpose of documenting their agreement with respect to terms, including compensation, under the Agreement for periods commencing January 1, 2003.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree that the Agreement is hereby modified as specified below:

1.                               CMS. Throughout the Agreement, references to “HCFA” are now changed to “CMS” to reflect the agency’s new name, the Centers for Medicare and -Medicaid Services.

2.                                 DMHC. Throughout the Agreement, references to “DOC” are now changed to “DMHC” to reflect the agency’s new name, the Department of Managed Health Care.

3.                                Medical Management. Throughout the Agreement, references to “Utilization Management” (“UM”) are replaced with “Medical Management” (“MM”).

1.1                       The following Sections of the Agreement are hereby added:

ARTICLE 1
DEFINITIONS

1.34                    CMS is the Centers for Medicare and -Medicaid Services, an administrative agency of the United States Government, responsible for administering the Medicare program.

1.35        DMHC is the California Department of Managed Health Care.

1.36                    Medical Management (“MM”) Program are those standards, protocols, policies and procedures adopted by PacifiCare regarding the management, review and approval of the provision of Covered Services to Members.  The MM Program is described in the Provider Manual, and may be updated from time to time by PacifiCare as provided in this Agreement.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

1.37                   National Preferred Transplant Networks (“NPTN”) is the national preferred referral network of hospitals, professionals, ancillary, and other Participating Providers that have been selected by PacifiCare (based on various criteria including quality, performance levels, and outcomes) to provide to PacifiCare Members Covered Services consisting of specific transplant services as set forth in the applicable NPTN Agreement by and between PacifiCare and the NTPN Participating Providers.

1.38                   Referral Services shall be those Covered Services, which are not Primary Care Services, and are provided by a Participating Provider upon referral from Medical Group, in accordance with the requirements of the PacifiCare MM Program.

1.39                   Standard Service Capitation Amount.  The Standard Service Capitation amount is the average monthly per member per month Capitation Payment based on the age/gender/benefit factors, prior to adjustments.  The Standard Service Capitation Amount is found on the monthly capitation report.

1.2                       The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 1
DEFINITIONS

1.8                         Covered Services are those medically necessary health care services, supplies and benefits which are required by a Member as determined by Medical Group, PacifiCare or pursuant to an independent third party review in accordance with the Member’s Managed Care Plan and PacifiCare’s Quality Improvement Program and Medical Management Program.  Covered Services include, which services may include experimental services that are either described as Covered Services in the Subscriber Agreement or are deemed medically necessary by PacifiCare or the applicable independent external review agent designated in accordance with applicable State and Federal Law.  For purposes of this Agreement, “medically necessary” shall have the meaning set forth in the applicable Subscriber Agreement.

1.9                         Division of Financial Responsibility (DFR) is the matrix for each Managed Care Plan which specifies the financial responsibility for Covered Services between PacifiCare, Medical Group and the Hospital Incentive Program.  Experimental services that are Covered Services per the definition above shall have the financial responsibility described in the DFR.  The Division of Financial Responsibility is an integral part of this Agreement.

1.11                   Emergency Services are Covered Services provided in a hospital emergency facility or comparable facility to evaluate, treat and stabilize a medical condition of a recent onset and severity, including, without limitation, severe pain, that would lead a prudent layperson, possessing an average knowledge of medicine and health, to believe that his or her condition, sickness, or injury is of such a nature that failure to get immediate medical care could result in: (i) placing the Member’s health - in serious jeopardy; (ii) serious impairment to bodily functions; (iii) serious dysfunction of any bodily organ or part; (iv) serious disfigurement; or (v) in the case of a pregnant woman, serious jeopardy to the health of the fetus. The final determination of whether Emergency Services were required shall be made by the PacifiCare medical director or designee, subject to appeal under the applicable Member appeals procedure [or pursuant to the Dispute Resolution Procedure and Arbitration proceedings of Section 7.5 of this Agreement.]

1.17      Medical Group Service Area is the geographic area within which Medical Group provides and arranges for Medical Group Services as defined in Exhibit 1 to this Agreement.

1.24      Premium is the premium received by PacifiCare each month, excluding amounts to pay broker and agent commissions/compensation, premium taxes and premiums for Supplemental Benefits as defined in the applicable Product Attachment.

1.30      Subscriber Agreement and Evidence of Coverage are the PacifiCare documents that describe the costs, benefits or services, procedures, conditions, limitations, exclusions, and other obligations to which Members are entitled and subject to under a Managed Care Plan. A copy of a current standard Subscriber Agreement and Evidence of Coverage for each Managed Care Plan shall be provided upon request to Medical Group by PacifiCare and may be updated from time to time by PacifiCare.

1.3        The following Sections of the Agreement are hereby deleted in their entirety:

ARTICLE 1

DEFINITIONS

1.33      Utilization Management ("UM") Program.

2.1        The following Sections of the Agreement are hereby added:

ARTICLE 2

DUTIES OF MEDICAL GROUP

2.14      Provide Medical Services. With the prior approval of PacifiCare (except in the case of Urgently Needed Services and Emergency Services), Medical Group shall arrange any necessary Referral Services to PacifiCare's selection of Participating Providers for Medical Group Members (which shall be shown on the PacifiCare list of providers of Referral Services). [Should Medical Group direct Referral Services for Members to providers other than those on PacifiCare's list of providers of Referral Services and make such referral without PacifiCare 's prior approval, Medical Group understands and accepts that Medical Group may be responsible for any increased costs of PacifiCare for professional or facility services not provided in accordance with the foregoing, for an amount during a calendar year of up to twenty percent (20%) of the Medical Group's total capitation payments from PacifiCare.] If PacifiCare incurs increased costs for Covered Services as a result of the foregoing, PacifiCare will provide written notification to Medical Group of such occurrence and Medical Group agrees that PacifiCare may deduct the amount of such increased costs from any future Capitation Payments or amounts otherwise owed to Medical Group under this Agreement.  Furthermore, PacifiCare may determine that such failure constitutes material breach of this Agreement.  Medical Group may address any objection to PacifiCare’s determination of increased costs according to the Dispute Resolution Procedures described in this Agreement.  Should Medical Group prevail in any Dispute Resolution Procedure, PacifiCare shall refund the amount of any overturned deduction to Medical Group within forty-five (45) days following the resolution of the dispute.  Further, PacifiCare shall refund any deductions in excess of twenty percent (20%) of PacifiCare’s total capitation payments to Medical Group/Hospital in any single calendar year.

2.2                       The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.3.3                 Notice of Participating Provider Terminations.  Medical Group shall provide ninety (90) calendar days’ prior written notice to PacifiCare of the termination of any of its Participating Providers; provided, however, that if any Participating Providers are terminated with less than ninety (90) calendar days’ notice, then Medical Group shall provide written notice to PacifiCare within five (5) business days of Medical Group becoming aware of such termination.  Notwithstanding the termination of any Participating Providers, Medical Group shall remain responsible for providing or arranging Covered Services through its remaining Participating Providers and shall remain financially responsible for Medical Group Services provided to Medical Group Members under this Agreement.

2.3.5                 Adverse Changes in Capacity.  Medical Group and its Participating Providers will continue to accept Members enrolled by PacifiCare for so long as Medical Group and its Participating Providers have the capacity to provide and arrange Covered Services under this Agreement and for so long as Medical Group continues to accept new patients from any HMO or other prepaid health plan.  Medical Group shall provide at least ninety (90) calendar days’ prior written notice to PacifiCare of any significant changes in the capacity of Medical Group to provide or arrange Covered Services that would prevent Medical Group from accepting additional Members, Medical Group shall use reasonable efforts to eliminate or remedy any condition which results in a significant adverse change in capacity.  A significant change in capacity includes, without limitation, the following: (i) inability of Medical Group to properly serve additional Members due to a lack of Primary Care Physicians or other Participating Providers; (ii) inability of any one of Medical Group’s Primary Care Physicians or other Participating Providers to serve additional Members; or (iii) closure of any Medical Group Facility.

PacifiCare may continue to enroll Members with Medical Group until the expiration of the notice period required under this Section, and in such event, Medical Group and its Primary Care Physicians and other Participating Providers shall continue to accept such Members.  PacifiCare shall discontinue the enrollment of Members with Medical Group upon expiration of the notice period required under this Section until such time, if any, that Medical Group provides written notification to PacifiCare that it has the capacity to accept additional Members.

In addition to the foregoing, if Hospital advises PacifiCare that it is unable to serve additional Members, in accordance with the notice provisions of Hospital’s agreement with PacifiCare, (the “Hospital Agreement”), PacifiCare shall cease enrolling new Members with Medical Group upon expiration of the notice period set forth in the Hospital Agreement until the Hospital provides PacifiCare with written notification that the Hospital has the capacity to accept additional Members in the applicable Managed Care Plan.

2.4                         Medical Group’s Subcontracts with Participating Providers.  Medical Group shall demonstrate and certify to PacifiCare prior to the Commencement Date and upon PacifiCare’s written request at any time during the term of this Agreement (in the format specified by PacifiCare) that its subcontracts with Participating Providers comply with requirements of this Agreement.  Medical Group shall amend any and all of its existing subcontracts with Participating Providers which do not comply with this Agreement within thirty (30) calendar days following the execution of this Agreement and shall provide PacifiCare with written certification thereof.  Without limiting any other provision of this Agreement, all of Medical Group’s subcontracts shall contain the requirements set forth in Sections 8.3.3 of this Agreement pertaining to the provision of Covered Services in Special Circumstances and shall provide that Medical Group’s Participating Providers shall look solely to Medical Group for payment for Covered Services provided to Medical Group Members.

2.4.1                 Compliance with Provisions of Agreement.  Medical Group’s subcontracts with Participating Providers shall be in writing.  All such subcontracts shall be consistent with the terms and conditions of this Agreement (including the Product Attachments) and shall meet PacifiCare’s requirements for Participating Provider subcontracts.  If this Agreement is amended or modified, all such subcontracts shall be amended or modified within thirty (30) calendar days to be consistent with such amendments or modifications.

2.4.5                  Performance of Subcontract Rights.  Medical Group’s subcontracts shall require its Participating Providers who are independent contractors to agree to perform their obligations under their subcontract for the benefit of PacifiCare in the event of dissolution or Insolvency of Medical Group, in the event of termination of this Agreement by PacifiCare for cause pursuant to Section 6.2.2 or in the event of termination by PacifiCare pursuant to Section 6.3.  Such obligation shall continue through the continuing care period provided by this Agreement.  Medical Group’s subcontracts shall provide that in the event PacifiCare exercises such option, Medical Group’s subcontractors agree to accept payment from PacifiCare, as payment in full, at rates which are the lesser of the Cost of Care or the rate set forth in the applicable subcontract.  To the extent Medical Group’s subcontracts do not comply with the requirements of this Section 2.4.5 as of the date this Agreement is executed and delivered, Medical Group shall cause its subcontracts to be amended to comply with the forgoing by March 31, 2003.  PacifiCare shall be obligated to pay Medical Group’s Participating Providers only for such periods as PacifiCare specifically elects, in writing, to access Medical Group’s subcontracts.

2.5                         Acceptance and Transfer of Members.  Medical Group and its Participating Providers may not impose any limitations on the acceptance of Members for care or treatment that are not imposed on other patients.  PacifiCare, Medical Group and its Participating Providers shall not request, demand, require or seek directly or indirectly the transfer, discharge or removal of any Member for reasons of Member’s need for, or utilization of, Covered Services, except in accordance with the procedures established by PacifiCare for such action.  Medical Group and its Participating Providers shall not refuse or fail to provide or arrange Covered Services to any Member.

PacifiCare and Medical Group shall exercise reasonable efforts in following the procedures for transfer, discharge or removal of Members as set forth in the Provider Manual.  Nevertheless, PacifiCare may require transfer of Medical Group Members for any reason, and Medical Group may request that PacifiCare transfer Medical Group Members to another of PacifiCare’s Participating Providers if Medical Group is unable to provide the Covered Services required by this Agreement for reasons related to capacity of Medical Group and its Participating Providers.  In addition, Medical Group may request that PacifiCare transfer a Medical Group Member to another of PacifiCare’s Participating Providers in the event of a material breakdown in the physician-patient relationship.  PacifiCare shall evaluate such requests considering the best interests of the Member.

In the event PacifiCare grants a request for transfer of a Member by Medical Group, the transfer shall not be effective until the end of the month following the month in which the Member receives notice of transfer, unless the Member agrees to an earlier transfer and PacifiCare has made arrangements with another of PacifiCare’s Participating Providers to accept the Member.

2.8                         Financial Statements.

2.8.1                        Copies of Financial Statements.  Medical Group shall provide to PacifiCare within forty-five (45) calendar days of the end of each calendar quarter copies of its quarterly financial statements, which shall include a balance sheet, statement of income and statement of cash flow (the “Financial Statements”) prepared in accordance with generally accepted accounting principles.  Such quarterly Financial Statements shall be certified by the chief financial officer of Medical Group as accurately reflecting the financial condition of Medical Group, including without limitation, its operations in the Medical Group Service Area for the period indicated.  In addition, Medical Group shall provide to PacifiCare.

within one hundred and twenty (120) calendar days of the end of each fiscal year, copies of its audited annual Financial Statements together with copies of all auditor’s letters to management in connection with such audited annual financial statements.

2.9                         Administrative Requirements

2.9.4                        Encounter Data. Medical Group shall maintain and provide to PacifiCare, no later than the fifteenth (15th) day of each month, (i) the utilization data pertaining to Covered Services which are provided directly by Medical Group and its Participating Providers and (ii) the utilization data pertaining to Covered Services which are paid for by Medical Group during the preceding month, including data not provided in the most recent submission, as required by PacifiCare (the “Encounter Data”).  Medical Group shall submit Encounter Data in accordance with the procedures and standards established by PacifiCare.  Medical Group shall submit Encounter Data in an electronic format acceptable to PacifiCare.

For each month in which Medical Group fails to submit Encounter Data described above in this Section.  PacifiCare shall deduct one percent (1.0%) of the Medical Group’s Capitation Payment until such data is submitted.

2.10                   Medical Group’s Failure to Comply with Agreement, Provider Manual or Managed Care Plans. If Medical Group fails to comply with any provision(s) of this Agreement, the Provider Manual or the Managed Care Plans, PacifiCare may provide written notice of such failure to Medical Group, specifying a date at least thirty (30) days following the date of the notice by which Medical Group must be in compliance with such provision(s), as reasonably determined by PacifiCare.  If Medical Group fails to comply with such provision(s) by the date specified in the notice, PacifiCare shall have the right to cease marketing efforts on behalf of Medical Group and/or discontinue assignment of Members to Medical Group until such time as Medical Group complies with such provision(s), as reasonably determined by PacifiCare.  In addition, PacifiCare shall have the right to either (i) collect from Medical Group or (ii) recoup against amounts due Medical Group under this Agreement, any penalties or other monetary amounts payable by PacifiCare to Government Agencies, Participating Providers or any other health care providers as a result of Medical Group’s failure to comply with any provision(s) of this Agreement, the Provider Manual or Managed Care Plans.  PacifiCare’s rights and remedies under this Section shall be in addition to all other rights and remedies available to PacifiCare to enforce this Agreement, including the right of termination.

2.11                   Reciprocity Arrangements. If any Member who is not a Medical Group Member or if any individual who is enrolled in a benefit plan and program of any PacifiCare affiliated entity (“PacifiCare Affiliate”) receives services or treatment from Medical Group or its Participating Providers, Medical Group or the Participating Provider agrees to bill PacifiCare or the PacifiCare Affiliate (or their respective designees), as applicable, at billed charges and to accept the Cost of Care amount less any applicable Copayments, coinsurance and/or deductibles as payment in full for such services or treatment.

PacifiCare or the PacifiCare Affiliate will process payment for such services or treatment in accordance with the payment procedures for the applicable benefit plan or program.

Medical Group shall cooperate with PacifiCare’s Participating Providers and PacifiCare Affiliates and agrees to provide Medical Group Services to Members enrolled in Managed Care Plans and health benefit plans of Affiliates and to assure reciprocity of health care services. Without limiting the foregoing, if any Member receives services or treatment constituting Covered Services from Medical Group or its Participating Providers and a capitated Participating Provider is financially responsible for such services, such Participating Provider shall be solely responsible for compensating Medical Group for such services. Payment by such Participating Provider shall be at the rates agreed by the Participating Provider and Medical Group or, if there is no applicable agreement, at the rates provided by applicable State and Federal Law or, at the election of the Participating Provider, at the rates set forth in this Agreement, less applicable Copayments, coinsurance, and/or deductibles, as payment in full for such services or treatment. The provisions of Section 8.2 [No Billing of Members (Member Hold Harmless Provision)] shall be binding upon Medical Group regardless of whether PacifiCare or another capitated Participating Provider is at financial risk for services provided.

If any Medical Group Member receives Covered Services from a PacifiCare Participating Provider or PacifiCare Affiliate contracted provider, PacifiCare shall, where contractually available, provide reciprocity to Medical Group at PacifiCare rates for such Covered Services. Medical Group shall comply with the procedures established by PacifiCare or the PacifiCare Affiliate for reimbursement of such Covered Services.

2.13                   PacifiCare Rights in the Event of Insolvency of Medical Group. In the event that Medical Group is determined to be Insolvent, Medical Group shall be in material breach of this Agreement. Upon such breach, PacifiCare shall, without waiving any of its other rights under this Agreement, including the rights set forth above, and rights of termination, have the following rights to:

(i)                               Increase withholds for the payment of claims as provided pursuant to Section 5.3 of this Agreement;

(ii)                            Cease enrollment of PacifiCare Members with Medical Group, transfer Members, and cease marketing efforts.

(iii)                          Require Medical Group, at its cost, to retain, on terms and conditions acceptable to PacifiCare, a third party manager approved by PacifiCare to assist Medical Group in addressing its financial and operational problems.

3.1                       The following Sections of the Agreement are hereby added:

ARTICLE 3
ADMINISTRATIVE DUTIES OF PACIFICARE

3.8                         Transplant Services. Medical Group acknowledges and agrees that, at PacifiCare’s direction, transplant services shall be provided by PacifiCare’s National Preferred Transplant Network Providers, in accordance with PacifiCare’s Medical Management policies and procedures and the Provider Manual.

3.8.1                  Medical Management of Transplant Services. Medical management for any service related to the evaluation of, actual transplant of and follow-up care (within contractual time frames) of any solid organ (except skin and cornea) or transplantation of any bone marrow, peripheral stem cell or cord blood component shall be the sole responsibility of PacifiCare. The Provider Manual provides additional guidelines and policies and procedures governing the management of Transplant Services. Authorization of the evaluation of the recipient prior to listing for transplantation, the actual transplant itself, and post transplant care services up to 365 days post discharge, must be obtained from PacifiCare’s NPTN Medical Director, or his designee, prior to initiation of services.

3.8.2                  Limitation of PacifiCare’ Financial Responsibility. Transplant services provided or arranged by Medical Group that are not prior authorized by PacifiCare, not coordinated with PacifiCare as provide in this Section 3.8 and the provider Manual or performed at a non-NPTN facility shall be the sole financial responsibility of the Medical Group.

3.9                         PacifiCare-Sponsored Carve-Out Program Management. The Division of Financial Responsibility (DFR) Matrix attached to this Agreement identifies the risk arrangements between Medical Group and PacifiCare. In specific instances, PacifiCare has assumed financial responsibility for specific Covered Services, drugs and agents (to include injectable drugs and adjuncts) that were the previous responsibility of the Medical Group.

PacifiCare has established, at its sole discretion, specified Carve-Out Programs. Specific Carve-Out Program descriptions, policies and procedures are provided in Attachments B and C of Exhibit 5, if applicable.

3.9.1                 PacifiCare’s Right to Modify the PacifiCare-Sponsored Carve-Out Programs. On a semi-annual basis and or as directed by applicable law or regulatory requirement(s), and at its sole discretion, PacifiCare reserves the right to make additions or deletions to the list of Carve-Out Program Covered Services, drugs and agents. PacifiCare shall provide Medical Group with 30 days’ advanced notice of such changes. Upon any such change, PacifiCare shall notify Medical Group of any adjustment to Medical Group’s compensation resulting from such changes, which adjustment shall be determined using reasonable actuarial standards, taking into account other changes in compensation made pursuant to Section 5.1, all as determined by PacifiCare.

3.9.2                        PacifiCare’s Right to Terminate Medical Group’s Participation in PacifiCare-Sponsored Carve-Out Programs. PacifiCare, at its sole discretion, reserves the right to terminate Medical Group’s participation in PacifiCare-Sponsored Carve-Out Programs by providing Medical Group 30 calendar days advance written notice. Upon any such termination, PacifiCare shall adjust Medical Group’s compensation consistent with the amounts specified in Attachments A, B and C of Exhibit 5.

3.2                       The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 3
ADMINISTRATIVE DUTIES OF PACIFICARE

3.2                         Marketing. PacifiCare shall make reasonable efforts to market the Managed Care Plans. Medical Group agrees that PacifiCare may, in its discretion, use Medical Group’s name, address and telephone number as well as the names, addresses and telephone numbers and specialties of its Participating Providers in PacifiCare’s marketing and informational materials including, without limitation, PacifiCare’s directory of Participating Providers. Nothing in this Agreement shall be deemed to require PacifiCare to conduct any specific marketing activities on behalf of Medical Group and its Participating Providers or to identify Medical Group or its Participating Providers in any specific PacifiCare marketing or informational materials. Specifically, but without limiting the foregoing, PacifiCare may from time to time offer benefit plans that only include certain networks of Participating Providers. PacifiCare is not obligated to include Medical Group as a Participating Provider in any specific benefit plan or provider network.

3.3                         Enrollment and Assignment of Members. PacifiCare shall be responsible for distributing the PacifiCare Enrollment Packet to Members upon enrollment and at open enrollment periods. PacifiCare shall provide benefit information to Members concerning the type, scope and duration of benefits to which Members are entitled under the Managed Care Plans. Nothing in this Agreement shall be construed to require PacifiCare to assign any minimum or maximum number of Members to Medical Group or to utilize Medical Group for any Members in the Medical Group Service Area. At any time during the term of this Agreement, without terminating this Agreement, PacifiCare may cease assigning Members to Medical Group.

3.5                         Benefit Design and Interpretation; Coverage Decisions. PacifiCare shall be solely responsible for the benefit design of all Managed Care Plans, including establishing benefits, Premiums and Copayments. PacifiCare, or the applicable independent external review agent designated in accordance with applicable State and Federal Law, shall be responsible for interpreting the terms of and making final coverage determinations under the Managed Care Plans.

4.                              The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 4
MANAGED CARE PROGRAM SERVICES

4.2.1                Delegation Audits and Determinations. PacifiCare may, in its discretion, delegate medical management, credentialing, medical records review, claims processing, and/or other activities consistent with regulatory and accrediting standards to Medical Group. Such delegation may occur at any time during the term of this Agreement if PacifiCare determines the Medical Group is capable of performing such activities and if Medical Group consents in writing to such delegation. Medical Group’s consent and written agreement may be evidenced by this Agreement, amendments to this Agreement, or a separate delegation agreement between PacifiCare and Medical Group.

Managed Care Program Services which are delegated to Medical Group shall be specified in Exhibit 2 to this Agreement (collectively, the “Delegated Activities”). Exhibit 2 may be amended from time to time during the term of this Agreement by PacifiCare to reflect changes in delegation standards; delegation status; performance measures; reporting requirements; and other provisions of Exhibit 2. Any and all changes to Exhibit 2 shall not be deemed a material amendment to this Agreement, but shall, to the extent provided at Section 5.2 of this Agreement result in an automatic adjustment to Medical Group’s Capitation Payment.

Medical Group’s authority to perform medical management functions, as described but not limited to Article 4, Section 4.1.2, may be modified, at the sole discretion of PacifiCare, at any time.

4.4.1                PacifiCare’s Right to Revoke Delegated Activities. PacifiCare may, in its sole discretion, revoke any or all Delegated Activities at any time, for any reason.

4.4.2                Revocation Notices.

(a)                                  Deficiencies Capable of Cure. For deficiencies in Medical Group’s performance of Delegated Activities, which PacifiCare determines are capable of being cured, PacifiCare shall provide Medical Group with reasonable prior written notice of not less than thirty (30) days specifying the Delegated Activities which PacifiCare intends to revoke (the “revocation notice”). PacifiCare shall specify in its revocation notice the corrective actions to be taken by Medical Group to continue performance of Delegated Activities and the timeframes within which such corrective actions must be completed (the “cure period”). Promptly following the cure period, PacifiCare shall advise the Medical Group, in writing, whether PacifiCare will proceed with revocation of the Delegated Activities.

5.1                       The following Sections of the Agreement are hereby added, to read as follows:

ARTICLE 5
COMPENSATION

5.1.4                        Adjustments For PacifiCare-Sponsored Carve-Out Programs. Based upon the assumption of financial responsibility by PacifiCare, PacifiCare shall reduce the Medical Group’s monthly Standard Service Capitation Payment by the amounts specified in Attachments A, B and C of Exhibit 5, if applicable.

Medical Group shall be responsible for assessing the financial impact that the PacifiCare Sponsored Carve-Out Programs will have on the Medical Group.

5.1.4.1                        Limitations to the PacifiCare-Sponsored Carve-Out Programs. The PacifiCare-Sponsored Carve-Out Programs shall: (a) cover only the specific medications and Covered Services contained the Carve-Out Program’s Descriptions and listed in Attachments A, B and C of Exhibit 5, (b) be subject to modification as a result of mandates in applicable law and or regulatory requirements and (c) apply only to those specific medications authorized by PacifiCare and provided by PacifiCare’s contracted vendor(s) for Self-Injectable Carve-Out Program (SICOP) medications. SICOP medications will be prescribed by Medical Group Participating Providers and such Participating Providers shall be responsible for all patient education relating to the applicable prescription(s).

5.1.4.2                        Medical Group’s Failure to Comply with PacifiCare-Sponsored Carve-Out Programs. If PacifiCare determines that Medical Group is not complying with the stipulated Carve-Out Program Policies and Procedures, PacifiCare may terminate the respective Carve-Out Program. Upon any such termination, PacifiCare shall notify Medical Group of any adjustment to Medical Group’s compensation, which adjustment shall be determined using reasonable actuarial standards, taking into account other changes in compensation made pursuant to this Amendment, all as determined by PacifiCare.

In addition to the foregoing, the PacifiCare-Sponsored Carve-Out Programs and Medical Group’s participation in the Carve-Out Programs shall be subject to the provisions of PacifiCare’s policies and procedures applicable to the Carve-Out Programs, copies of which shall be provided to Medical Group.

5.14                   PacifiCare Quality Incentive Program. PacifiCare’s Quality Incentive Program (“QIP”) is a bonus program which recognizes PacifiCare Participating Providers who have statistically demonstrated sound clinical care practice, quality-focused provision or arrangement of Covered Services on behalf of their assigned PacifiCare Members and demonstrated superior customer satisfaction.  Exhibit 6 of this Agreement describes the QIP. The terms of Exhibit 6 reflect PacifiCare’s participation in the “pay for performance” initiative of the Integrated Healthcare Association.

5.15                   PacifiCare Women’s Health Bonus Program. PacifiCare’s Women’s Health Bonus Program (WHBP) is designed to compensate Medical Group and its Participating Providers for efforts taken to improve the accessibility of women’s health services and the stability of PacifiCare’s women’s health network as reflected by data measured by PacifiCare. Exhibit 7 of this Agreement describes the WHBP.

5.16                   Legislation Regulating Medical Group Risk. Medical Group recognizes that the compensation set forth in Product Attachments A, B and C of this Agreement is established in exchange for Medical Group’s provision of Covered Services that are the financial responsibility of Medical Group, as outlined in the applicable Division of Financial Responsibility Matrix (“DFR”) to this Agreement.  In the event that legislation is passed which requires PacifiCare to assume financial risk for certain Medical Group Services or to exclude services from any incentive program under this Agreement, then PacifiCare and Medical Group will convene a meeting no later than forty-five (45) days following the passage of the legislation, for the purpose of discussing the commensurate adjustment to the Medical Group’s compensation.

PacifiCare will present Medical Group with its actuarial valuation of the services that will no longer be the financial or shared risk responsibility (under an incentive program) of Medical Group. Within thirty (30) days following the initial meeting, Medical Group will have the opportunity to either present PacifiCare with its expense data or an independent actuarial valuation of the same services. If Medical Group chooses to retain an independent actuary at its expense, the selection of the actuary must be mutually agreeable to both parties.

If the independent actuary’s findings indicate that the value of the services is less than PacifiCare’s valuation and if PacifiCare and Medical Group reach mutual agreement on a lower valuation, then an adjustment corresponding to the mutually agreed upon valuation shall be made to the Medical Group’s compensation as of the effective date of PacifiCare’s implementation of the legislation.

Medical Group understands and agrees that if its actuarial valuation of the services is not finalized and agreed upon by both Medical Group and PacifiCare at least sixty (60) days prior to PacifiCare’s implementation date of the legislation then PacifiCare’s actuarial valuation amount will be used to determine the reduction to the Medical Group’s compensation and to implement and comply with the legislation. Medical Group may, at its discretion, pursue the Dispute Resolution Procedure as outlined in Section 7.5.1 of this Agreement.

Furthermore, Medical Group agrees to comply with any updates to PacifiCare’s Medical Management Program concerning the administration and provision of Covered Services to Members that may become legislated as PacifiCare risk only.

5.17                   Last Month’s Capitation. In the event of termination of this Agreement, PacifiCare may withhold from Medical Group’s last month’s Capitation Payment an amount reasonably estimated by PacifiCare to equal the amount Medical Group owes to PacifiCare pursuant to the terms of this Agreement and for which PacifiCare does not have reserves or financial assurances.

5.18                   Payments which are the Responsibility of Capitated Providers. Medical Group acknowledges and agrees that if Medical Group is, now or hereafter, a party to any subcontract or other agreement with PacifiCare Participating Providers who receive capitation and are responsible for arranging for Covered Services through their sub-contractual arrangements (“Capitated Providers”), that Medical Group shall look solely to the applicable Capitated Provider, and not PacifiCare, for payment for Covered Services provided to PacifiCare Members that are covered by PacifiCare’s agreements with such Capitated Providers.

5.19                   Non-Capitated Services Submission of Claims/Claims Payment. Medical Group shall submit all claims for non-capitated services reimbursement under this Agreement (including claims for interest) to PacifiCare no later than sixty (60) calendar days from the date of service or, if a third party or Coordination of Benefits claim, upon receipt of payment or notice of denial from a primary payor. Medical Group shall submit such claims in accordance with the procedures and standards established by PacifiCare. If Medical Group elects to submit claims electronically to PacifiCare, such electronic format shall be acceptable to PacifiCare or its agent.

Medical Group acknowledges and agrees that if Medical Group fails to submit claims as specified by this Section, PacifiCare reserves the right to deny payment for such claims. For each Clean Claim submitted by Medical Group, PacifiCare or the applicable Payor shall pay the amount due to Medical Group within sixty (60) business days following receipt of a Clean Claim by PacifiCare and in accordance with applicable State and Federal Law for the applicable Managed Care Plan. For purposes of this Section, a “Clean Claim” is a claim for Covered Services submitted by Medical Group which is complete and includes all the information reasonably required by PacifiCare, and as to which request for payment there is no material issue regarding PacifiCare’s obligation to pay under the terms of a Managed Care Plan or PacifiCare’s MM Program. In the event it is determined that a claim is not a Clean Claim, PacifiCare shall, within the time frames set forth above for the payment of Clean Claims, use reasonable efforts to advise Medical Group of the basis upon which a claim is not eligible for payment and specify any additional information required for PacifiCare to pay the amount due with respect to the applicable claim.

Medical Group acknowledges and agrees that payors are solely responsible for payment to Medical Group for Non-Capitated Covered Services provided to Members of payor plans whether claims are submitted to and paid by payor directly or by PacifiCare on behalf of payor. PacifiCare shall not be responsible or liable for any claims decisions or for any payment of claims by payors.

5.20                   Timely Submission of Medical Group Requests for Claims Payment Reconsideration. Pursuant to Section 7.5 of this Agreement and in accordance with the provisions set forth in the Provider Manual, Medical Group may dispute any claims payment by PacifiCare described in Section 5.19. Medical Group requests for reconsideration of a claims payment must be forwarded, in writing, to PacifiCare within sixty (60) working days from receipt of applicable claims payment from PacifiCare, Medical Group’s failure to submit written requests as specified in this Section 5.20 shall result in the request being denied by PacifiCare, and no further action may be taken by Medical Group.

5.21                   Timely Submission of Medical Group Requests for Recoupment Reconsideration of Recoupment Actions by PacifiCare. Pursuant to Section 7.5 of this Agreement and in accordance with the provisions set forth in the Provider Manual, Medical Group may dispute any recoupment by PacifiCare as described in Section 5.11 above. To request reconsideration of recoupment actions taken by PacifiCare, Medical Group must submit such request in writing to PacifiCare within ninety (90) working days from the date of PacifiCare’s recoupment action. Medical Group’s failure to submit a written request for reconsideration within the timeframe specified herein shall result in the denial of the reconsideration request and the release of PacifiCare from any further reconsideration of the recoupment.

5.2                       The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 5
COMPENSATION

5.1.3                        Retroactive Adjustments. Capitation Payments shall be subject to retroactive adjustments either upward or downward due to retroactive changes in the Premium for each Managed Care Plan as specified in the applicable Product Attachment and retroactive changes in the number of Medical Group Members for each Managed Care Plan. Retroactive adjustments to Capitation Payments for Medical Group Members enrolled in Managed Care Plans which are government funded (including, without limitation, Medicare, Medicaid, public employees) shall be made within ninety (90) days after the adjustment is determined. Retroactive adjustments to Capitation Payments for Medical Group Members enrolled in Managed Care Plans which are not government funded shall be made within one hundred eighty (180) days after the end of the month for which the Capitation Payment applies.

5.4                         Incentive Programs. Incentive programs are designed to ensure that PacifiCare, Medical Group and, for some programs, Hospital work collaboratively to provide or arrange Covered Services in an effective and efficient manner by ensuring appropriate utilization of Covered Services. The incentive programs may be administered by Medical Group and Hospital or by PacifiCare for each Managed Care Plan as described below and set forth in the applicable Product Attachment.

5.4.1                        Incentive Program Withhold. PacifiCare shall establish withholds from Medical Group’s monthly Capitation Payment for purposes of offsetting potential deficits for the combined incentive programs administered by PacifiCare, excluding the Commercial Hospital Incentive Program and the Secure Horizons Hospital Incentive Program for which separate withholds may be established. The monthly incentive withhold shall initially be zero percent (0%) of the Standard Service Capitation Amount for the PacifiCare Commercial Health Plan.  PacifiCare, at its sole discretion, shall prospectively adjust the withhold based on Medical Group’s experience under the combined incentive programs at the time of the program settlements described below.

5.4.3                        PacifiCare Incentive Program Settlements. PacifiCare shall conduct combined settlements, inclusive of a reserve allowance for incurred but not reported claims expense, for all of the Managed Care Plan incentive programs applicable to Medical Group and administered by PacifiCare, and with respect to all regular other adjustments to undisbursed Capitation Payments as may be specifically set forth in the Product Attachments to this Agreement. Surpluses and deficits under each of the incentive programs shall be aggregated and offset against one another. PacifiCare will conduct a final calculation annually (the “Final Calculation”) based on the contract calendar year. Payments under the combined incentive program settlements will be due from the owing party within one hundred and eighty (180) days following the end of the contract calendar year for the Final Calculation. To the extent a Medical Group deficit has been carried forward from a prior settlement period, this deficit shall be offset against amounts due to Medical Group hereunder. In the event that claims for providers were incurred during the contract calendar year in question but were not paid until after the Final Calculation, such costs shall be carried forward and applied to the subsequent contract calendar year’s incentive program as an expense for that contract calendar year.

Unless otherwise agreed by the parties in writing, the Final Calculation shall not bar either party from providing information reflecting that the Final Calculation should be adjusted, which adjustments may be requested by either party no later than one year following the end of the applicable contract calendar year.

5.5                         Individual Stop-Loss Program. PacifiCare shall provide Individual Stop-Loss (“ISL”) protection in order to limit Medical Group’s financial risk for Medical Group Services (“ISL Program”). The ISL Program is designed to limit Medical Group’s financial responsibility for Medical Group Services to a specified dollar amount per Medical Group Member per calendar year (“ISL Deductible”), while encouraging Medical Group’s continuing involvement with Medical Group Member’s care by sharing a portion of the financial responsibility for Medical Group Services which exceed the ISL Deductible (“ISL Coinsurance”). PacifiCare shall charge a premium (“ISL Premium”) as consideration for the ISL Program. The ISL Deductible, ISL Coinsurance and ISL Premium for Medical Group are specified in each Product Attachment. Notwithstanding any other provision of this Agreement, PacifiCare may amend the ISL Deductible, ISL

Coinsurance and ISL Premium on an annual basis effective at the beginning of any calendar year by providing sixty (60) calendar days’ prior written notice to Medical Group.

During each year of this Agreement, should Medical Group fail to provide PacifiCare with timely evidence of ISL protection consistent with regulatory requirements, PacifiCare shall assign such coverage to Medical Group and deduct the then-current ISL Premium from the Medical Group’s Capitation Payments as further described in each Product Attachment. For Medical Group Services which exceed the ISL Deductible, PacifiCare will pay Cost of Care, less the Medical Group’s ISL Coinsurance amount, subject to the Medical Group’s compliance with the procedures set forth in the Provider Manual and the provisions set forth below.

5.5.2                        Notification of ISL and Reinsurance Claims. Medical Group shall provide written notification to PacifiCare when Medical Group becomes aware that claims for Medical Group Services provided to Medical Group Member(s) equal fifty, percent (50%) of the ISL Deductible or fifty percent (50%) of the Reinsurance Deductible, respectively.  Such written notification shall be provided to PacifiCare no later than the fifteenth (15th) day of the month following the month in which such threshold is reached.

Medical Group acknowledges and agrees that if Medical Group fails to provide the written notice required by this Section within the time frame specified in this Section, Medical Group Shall be financially responsible for ten percent (10%) of all Medical Group Services provided to the Medical Group Member(s) in excess of the ISL Deductible, which amount shall be in addition to the ISL Coinsurance.

5.6                         Payments Following Termination of this Agreement. Following termination of this Agreement, PacifiCare shall, except as otherwise provided in this Agreement,] make Capitation Payments to Medical Group as compensation for providing and arranging Covered Services to remaining Medical Group Members until such Members are assigned to other PacifiCare Participating Providers. For Members who are assigned to other PacifiCare Participating Providers but who will continue to receive certain ongoing services from Medical Group Participating Providers in accordance with the provisions of Section 8.3 of this Agreement, Medical Group shall be paid for such services at the Cost of Care or as otherwise agreed in writing by Medical Group.

5.7                         Cost of Care. Certain provisions of this Agreement require that Medical Group provide or arrange health care services which are not covered by Capitation Payments at Cost of Care and certain provisions of this Agreement require that Covered Services be valued at Cost of Care. For purposes of this Agreement, “Cost of Care” shall be calculated using the lesser of billed charges or in accordance with the PacifiCare Fee Schedule.

The PacifiCare Fee Schedule shall be based upon the following: (i) for professional services that are included under the Medicare RBRVS Fee Schedule, reimbursement shall be one hundred percent (100%) of Medicare’s geographically adjusted fee schedule according to the Medicare payment locality the provider resides in; (ii) for all other health care services (other than inpatient and outpatient Hospital Services) that are not included in RBRVS but included in a Medicare Fee Schedule, reimbursement shall be one hundred percent (100%) of the Medicare rate for the current period as released by CMS (“CMS” is not a defined term until Product Attachment C.) by December of the preceding year; (iii) for inpatient and outpatient Hospital Services, the Cost of Care shall be the lesser of the amount determined under PacifiCare’s Fee Schedule and paid by PacifiCare or the prevailing Medicare allowable; (iv) for outpatient pharmaceuticals, to include injectable drugs and adjuncts, shall be the lesser of billed charges, or the average wholesale price (AWP) less fifteen percent (15%), or the amount determined under PacifiCare’s prevailing Fee Schedule and paid by PacifiCare.

5.8                         Collection of Copayments. Medical Group and its Participating Providers shall be responsible for the collection of Copayments upon rendering Medical Group Services to Medical Group Members in accordance with the applicable Subscriber Agreement. Any Copayments which are stated as a percentage shall be calculated using the Cost of Care for such Medical Group Services. Medical Group and its Participating Provider shall not refuse to provide Medical Group Services in the event a Member is unable to pay the Member’s Copayment except as may be specifically permitted in the Provider Manual or as approved in advance by PacifiCare.

5.9                         Collection of Charges from Third Parties. If a Member is entitled to payment from a third party (excluding a workers’ compensation carrier or primary insurance carrier under applicable coordination of benefits rules), PacifiCare hereby assigns to Medical Group for collection, any claims or demands against such third parties for amounts due for Medical Group Services, subject to the following conditions: (i) To the extent liens are utilized, Medical Group shall utilize lien forms which are provided by PacifiCare or approved in advance by PacifiCare; (ii) Medical Group shall notify PacifiCare each time it pursues and each time it obtains a signed lien from a Member; (iii) Medical Group shall not commence any legal action as it relates to this Agreement against a third party without obtaining the prior written consent of PacifiCare; and (iv) PacifiCare may immediately rescind the assignment of any or all claims and demands against third parties by providing written notice of rescission to Medical Group.

If Medical Group obtains ISL coverage from PacifiCare, the following shall also apply:

(i)                               Medical Group shall make no demand upon PacifiCare for reimbursement under the ISL Program until all third-party claims have been pursued and it is determined that full payment cannot be obtained within twelve (12) months from the date of the provision of Medical Group Services; and

(ii)                             In the event Medical Group receives payment from a third party after receipt of an ISL payment from PacifiCare, Medical Group shall reimburse PacifiCare to the extent that the combined amounts received from all parties exceeds one hundred percent (100%) of Medical Group’s usual and customary fee-for-service rates.

5.11                   Recoupment Rights. PacifiCare shall have the right, but not the obligation, to pay claims which Medical Group fails to pay for Covered Services provided to PacifiCare Members if Medical Group fails to pay such claims following ten (10) days written notice from PacifiCare. Except as may otherwise be specifically provided in this Agreement, PacifiCare shall have the right to immediately recoup any and all amounts owed by Medical Group to PacifiCare against amounts, including Capitation Payments, owed by PacifiCare to Medical Group. This right shall include, without limitation, PacifiCare’s right to recoup the following amounts owed to PacifiCare by Medical Group: (i) amounts owed by Medical Group due to overpayments or payments made in error by PacifiCare; (ii) amounts owed by Medical Group as a result of claims for Medical Group Services that PacifiCare may pay on behalf of Medical Group; (iii) amounts owed by Medical Group for Covered Services provided outside the Medical Group Service Area; (iv) amounts owed by Medical Group as a result of the outcome of the Member appeals and grievance procedure; (v) amounts owed by Medical Group in connection with any other prior or existing agreement between Medical Group and PacifiCare or any PacifiCare Affiliate; and (vi) amounts owed by Medical Group pursuant to Section 5.4.3 (Incentive Program Settlements) above.

As a material condition to PacifiCare’s obligations under this Agreement, Medical Group agrees that all recoupment and any offset rights pursuant to this Agreement shall be deemed to be and to constitute rights of recoupment authorized in State or Federal law or in equity to the maximum extent possible under law or in equity and that such rights shall not be subject to any requirement of prior or other approval from any court or other government authority that may now or hereafter have jurisdiction over Medical Group.

5.12                   Adequacy of Compensation. Except as specified in Section 5.9 above, Medical Group agrees to accept payment as provided herein as payment in full for providing and arranging the Covered Services required under this Agreement, whether that amount is paid in whole or in part by Member, PacifiCare or any Subscriber, including other health care plans that pay before PacifiCare as required by applicable State or Federal coordination of benefits provisions. This Section does not prohibit Medical Group from collecting applicable Copayments, coinsurance or deductibles consistent with the Managed Care Plans.

5.13                   Character of Payments from PacifiCare. Capitation Payments to Medical Group pursuant to this Agreement are for the primary purpose of compensating Medical Group for the value of Medical Group Services provided pursuant to this Agreement. Medical Group shall assure that claims and compensation for Medical Group Services provided or arranged pursuant to this Agreement are paid from the Capitation Payments from PacifiCare and from other funds available to Medical Group as may be necessary for Medical Group to satisfy its financial obligations under this Agreement.

PacifiCare shall have the right, but not the obligation, to pay claims which Medical Group fails to pay for Covered Services provided to PacifiCare Members. Medical Group specifically agrees that PacifiCare may exercise its recoupment rights as set forth above in the event Medical Group fails to comply with the foregoing.

6.1                       The following Sections of the Agreement are hereby added:

ARTICLE 6
TERM AND TERMINATION

6.8                         Termination of Managed Care Plan. Upon ninety (90) days’ prior written notice. PacifiCare may terminate the Medical Group’s participation in any of the Managed Care Plans described in the Product Attachments to this Agreement. At the end of the ninety (90) day period, PacifiCare may begin transferring the Members receiving Covered Services pursuant to such Managed Care Plan. Until such Members are transferred, following the termination date of the applicable Managed Care Plan, Medical Group shall be obligated to continue to provide services pursuant to Section 8.3 (the continuing care provisions) of this Agreement.

6.2                       The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 6
TERM AND TERMINATION

6.1                         Term. The term of this Agreement shall commence on January 1, 2003 (the “Commencement Date”) and end on December 31, 2003. Thereafter, the term of this Agreement shall be automatically extended for a one year term every January 1 (“Anniversary Date”), unless either party provides the other with written notice of such party’s intention not to extend the term at least one hundred eighty (180) calendar days prior to each Anniversary Date or until this Agreement is appropriately terminated by either party as provided herein.

6.2.1                        Cause for Termination of Agreement by Medical Group. The following shall constitute cause for termination of this Agreement by Medical Group:

(i)                                     Non-Payment. Failure by PacifiCare to pay Capitation Payments due Medical Group hereunder within thirty (30) days of the Capitation Payment due date or failure by PacifiCare to make any other payments due Medical Group hereunder within forty-five (45) days of any such payment’s due date and PacifiCare’s failure to make such payment within the cure period provided at Section 6.2.3, below.

6.2.2                        Cause for Termination of Agreement by PacifiCare. The following shall constitute cause for termination of this Agreement by PacifiCare:

(v)                                 Change in Hospital Agreement. In addition to other provisions of this Agreement, PacifiCare may terminate this Agreement in the event of the termination of the Hospital Services Agreement (“Hospital Agreement”) between Hospital and PacifiCare pursuant to which Hospital provides Covered Services to Medical Group Members on a capitated basis or amendment of the Hospital Agreement to change the compensation methodology of the Hospital to one based on per diem rates. PacifiCare shall provide Medical Group with written notice of its intent to terminate this Agreement pursuant to this Section at least ninety (90) days prior to the effective date of the termination of this Agreement. The requirements set forth in Section 6.2.3 shall not apply to termination by PacifiCare pursuant to this Section.

6.2.3                        Notice of Termination and Effective Date of Termination. The party asserting cause for termination of this Agreement (the “terminating party”) shall provide written notice of termination to the other party. The notice of termination shall specify the breach or deficiency underlying the cause for termination. The party receiving the written notice of termination shall have thirty (30) calendar days from the receipt of such notice to cure the breach or deficiency to the satisfaction of the terminating party (the “Cure Period”). If such party fails to cure the breach or deficiency to the satisfaction of the terminating party within the Cure Period or if the breach or deficiency is not curable, the terminating party shall provide written notice of failure to cure the breach or deficiency to the other party following expiration of the Cure Period. This Agreement shall terminate upon receipt of the written notice of failure to cure or at such later date as may be specified in such notice. During the Cure Period PacifiCare may, and following termination of this Agreement PacifiCare shall, cease marketing efforts for Medical Group, discontinue enrollment of Members with Medical Group and begin transferring Medical Group Members to other PacifiCare Participating Providers. The continuing care obligations of Medical Group will survive the termination of this Agreement.

6.4                         (Renumbered to 6.4, as it was incorrectly numbered in Base Agreement as 3.1)

Termination for Transfer to a Successor Entity. As set forth in Section 7.11, PacifiCare shall have the right to terminate this Agreement on ninety (90) days’ prior written notice to Medical Group if PacifiCare reasonably determines that any successor entity or management company, as defined in Section 7.11, cannot satisfactorily perform the obligations of Medical Group under this Agreement or that PacifiCare prefers not to do business with the successor entity or management company.

6.6                         Repayment Upon Termination. Within one hundred eighty (180) calendar days of the effective date of termination of this Agreement, an accounting shall be made by PacifiCare of the monies due and owing either party and payment shall be forthcoming by the appropriate party to settle such balance within thirty (30) calendar days of such accounting. Either party may request an independent audit of such PacifiCare accounting by a mutually acceptable independent certified public accountant and such audit shall be equally paid for by both parties. The parties agree to abide by the findings of such independent audit. Appropriate payment, if any, by the appropriate party shall be made within thirty (30) calendar days of such independent audit.

Unless otherwise agreed by the parties in writing, the Final Calculation shall not bar either party from providing information reflecting that the Final Calculation should be adjusted, which adjustments may be requested by either party no later than one year following the end of the applicable contract calendar year.

7.                              The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 7
GENERAL PROVISIONS

7.5.2                        Arbitration. Any controversy, dispute or claim arising out of the interpretation, performance or breach of this Agreement which is not resolved pursuant to the Provider Dispute Resolution Procedure specified above shall be resolved by binding arbitration at the request of either party, in accordance with the Commercial Rules of the American Arbitration Association. Such rules provide that the parties shall share equally the cost of the arbitration except that Medical Group shall not be responsible for costs (excluding attorney fees and expert fees) in excess of the costs of a judicial proceeding. Such arbitration shall occur in Los Angeles, California, unless the parties mutually agree to have such proceeding in some other locale. The arbitrators shall apply California substantive law and Federal substantive law where State law is preempted. Civil discovery for use in such arbitration may be conducted in accordance with the provisions of California law, and the arbitrator(s) selected shall have the power to enforce the rights, remedies, duties, liabilities and obligations of discovery by the imposition of the same terms, conditions and penalties as can be imposed in like circumstances in a civil action by a court of competent jurisdiction of the State of California. The provisions of California law concerning the right to discovery and the use of depositions in arbitration are incorporated herein by reference and made applicable to this Agreement.

The arbitrators shall have the power to grant all legal and equitable remedies provided by California law. The arbitrators shall prepare in writing and provide to the parties an award including factual findings and the legal reasons on which the award is based. The arbitrators shall not have the power to commit errors of law or legal reasoning.

Notwithstanding the above, in the event either Medical Group or PacifiCare wishes to obtain preliminary injunctive relief or a temporary restraining order (together “injunctive relief”), such party may initiate an action for such relief in a court of general jurisdiction in the State of California. The parties specifically agree that such injunctive relief shall only be available with respect to matters directly relating to the continued provision of Covered Services to Members or the acceptance, assignment or transfer of Members. The decision of the court with respect to the requested preliminary injunctive relief or temporary restraining order shall be subject to appeal only as allowed under California law. However, the courts shall not have the authority to review or grant any request or demand for damages. Each party shall bear its own attorneys’ fees. Medical Group and PacifiCare knowingly acknowledge and agree that the foregoing constitutes a waiver of their constitutional right to a jury trial.

7.6                         Notice. All notices required or permitted by this Agreement shall be in writing and may be delivered in person or may be sent by registered or certified mail or U.S. Postal Service Express Mail, with postage prepaid, or by Federal Express or other overnight courier that guarantees next day delivery, or by facsimile transmission, and shall be deemed sufficiently given if served in the manner specified in this Section. The addresses below shall be the particular party’s address for delivery or mailing of notice purposes:

If to PacifiCare:

PacifiCare of California

5757 Plaza Drive, Suite 150

Cypress, CA 90630

Attention: Vice President, Network Management

7.8.4                  Amendments to Managed Care Plans. PacifiCare may amend or change any or all provisions of the Managed Care Plans by providing thirty (30) calendar days’ prior written notice to Medical Group. Such amendment shall be binding upon Medical Group at the end of the thirty (30) calendar-day period and shall not require the consent of Medical Group.

7.11                      Notification and Approval of Sale or Change in Management of Medical Group. Medical Group agrees that it shall provide prior written notice to PacifiCare of its intent to either (i) sell, transfer or convey its business or any substantial portion of its business assets to another entity (“successor entity”) or (ii) enter into a management contract with a physician practice management company (“management company”) which does not manage Medical Group as of the Commencement Date. Such prior written notice shall be given at least one hundred twenty (120) days prior to Medical Group selling its business or entering into such contract. As set forth in Section 6.4, PacifiCare shall have the right to terminate this Agreement upon written notice to Medical Group if PacifiCare reasonably determines that any successor entity or any management company cannot satisfactorily perform the obligations of Medical Group under this Agreement or that PacifiCare prefers not to do business with the successor entity or management company. Medical Group warrants and assures that this Agreement, if not otherwise terminated by PacifiCare, will be assumed by all successor entities and that all successor entities and management companies will be bound by the terms and conditions of this Agreement.

8.1                       The following Sections of the Agreement are hereby added:

ARTICLE 8
GOVERNING LAW AND REGULATORY REQUIREMENTS

8.6                         Equal Opportunity / Affirmative Action. PacifiCare is an equal employment opportunity employer. As such, the provisions of Executive Order 11246, as amended (Equal Opportunity/Affirmative Action), 38 U.S.C. 4212, as amended (Vietnam Era Veterans Readjustment Assistance Act), and Section 503 of the Rehabilitation Act of 1973, as amended (Handicapped Regulations), and the implementing regulations found at 41 C.F.R. 60-1&2, 41 C.F.R. 60-250, and 41 C.F.R. 60-741, respectively, are hereby incorporated by reference.

8.7                         Confidentiality of Protected Health Information.

8.7.1                        Use of Protected Health Information. Medical Group shall not use or disclose Protected Health Information (as defined at 45 C.F.R. § 164.504) for any purpose other than (i) the purposes contemplated by this Agreement; (ii) as required or allowed under the Health Insurance Portability and Accountability Act and the regulations promulgated thereunder at 45 C.F.R. Parts 160 through 164 (collectively, “HIPAA”); or (iii) as otherwise required by law.

In no event may Medical Group use or disclose Protected Health Information in a manner that violates or would violate HIPAA if such activity were engaged in by PacifiCare. PacifiCare shall provide copies of relevant portions of HIPAA to Medical Group upon request.

8.7.2                        Safeguards. Medical Group shall use reasonable efforts to implement and maintain such operational and technological safeguards as are necessary to ensure that Protected Health Information relating to Members is not used or disclosed by Medical Group or by any subcontractors, affiliates, or business associates of Medical Group except as is provided in this Agreement.

8.7.3                        Reporting of Unauthorized Use or Disclosure. Medical Group shall promptly report to PacifiCare any use or disclosure of Protected Health Information received from PacifiCare relating to any Member of which Medical Group becomes aware that is not provided for or permitted in this Agreement or by HIPAA. Medical Group shall permit PacifiCare to investigate any such report in accordance with the provisions of Section 8.7.6.

8.7.4                        Use of Subcontractors. To the extent that Medical Group uses one or more subcontractors or agents to perform its obligations under this Agreement, and such subcontractors or agents receive or have access to Protected Health Information of Members, Medical Group shall cause each such subcontractor or agent to sign an agreement with Medical Group containing substantially the same restrictions and conditions related to the protection and confidentiality of Protected Health Information as those that apply to Medical Group under this Agreement. In addition, each such contract shall identify PacifiCare as an intended third party beneficiary with rights of enforcement and indemnification from such subcontractors or agents in the event of any violations thereof.

8.7.5                        Access to and Correction of Information; Disclosure Records. Medical Group shall permit PacifiCare Members timely access to, and to obtain a copy of, Protected Health Information in accordance with the provisions of 45 C.F.R. § 164.524. Medical Group shall permit Members to submit proposed corrections to Protected Health Information, and Medical Group shall accept or deny such proposed corrections in accordance with the provisions of 45 C.F.R. § 164.526. Medical Group shall keep records of all disclosures of Protected Health Information on an ongoing basis and shall maintain such information for a period of at least six (6) years, and Medical Group shall make available the information required to provide an accounting of disclosures as required by 45 C.F.R. § 164.528.

8.7.6                        Right to Audit. Medical Group shall make its practices, books and records related to Protected Health Information received from PacifiCare, or created or received by Medical Group on behalf of PacifiCare or related to PacifiCare Members, available to PacifiCare and to the Secretary of Health and Human Services to determine Medical Group’s compliance with HIPAA and with the provisions of this Section 8.7. In the event it is determined that Medical Group is in violation of HIPAA or this Section 8.7, Medical Group shall promptly remedy any such violation and shall certify the same in writing to PacifiCare.

8.7.7                        Future Confidentiality of Records. From and after expiration or termination of this Agreement, Medical Group shall continue to maintain the confidentiality of the Protected Health Information and shall use or disclose the Protected Health Information only as permitted by this Agreement or State and Federal law.

8.2                       The following Sections of the Agreement are hereby deleted and replaced in their entirety, to read as follows:

ARTICLE 8
GOVERNING LAW AND REGULATORY REQUIREMENTS

8.3                         Continuing Care Obligations of Medical Group.

8.3.1                        General Obligations. In the event of termination of this Agreement for any reason, Medical Group and its Participating Providers shall continue to provide or arrange Covered Services to Members, including any Members who become eligible during the termination notice period, beginning on the effective date of termination and continuing until the later of (a) twelve (12) months following the effective date of termination of this Agreement, (b) December 31 of the then current calendar year, or (c) the expiration of the period in which Medical Group is obligated to arrange or provide Covered Services in Special Circumstances as provided at Section 8.3.3 below.  Notwithstanding the foregoing, with respect to Members for whom PacifiCare arranges for a transfer to another PacifiCare

Participating Provider and provides written notice to Medical Group of such transfer, this Agreement shall cease to apply for such Members, as of the effective date of such Member’s transfer. In addition to the foregoing, Medical Group and its Participating Providers will continue to provide or arrange Covered Services to any Members who cannot be transferred within the time period specified above in accordance with PacifiCare’s legal and contractual obligations to (i) provide Covered Services under the Managed Care Plans and Subscriber Agreement and/or Evidence of Coverage, (ii) provide notice of termination to Members and (iii) ensure continuity of care for its Members.  The continuing care obligations of Medical Group will survive the termination of this Agreement.

8.3.5                        Services to be Provided to Members Transferred to Medical Group from a Terminated Participating Provider. Subject to Medical Group’s capacity to accept additional Members as set forth in Section 2.3.5 of this Agreement, Medical Group agrees to accept transfers of Members from other Participating Providers in circumstances in which such Participating Provider’s agreement with PacifiCare has terminated. Upon such transfer, Medical Group agrees that it shall accept prior authorizations for Covered Services provided to such Members and shall be financially responsible for all continuing Covered Services to be provided or arranged for such transferred Members following termination of the other Participating Provider’s agreement with PacifiCare.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in Cypress, California.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VP, Network Management

Date:

Northwest Orange County Medical Group

By:	/s/ Pratibha Patel

Title:	PRATIBHA PATEL, MD PRESIDENT

Date:	3/17/03

/s/ James P. Agronick

CEO

3/17/03

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

Northwest Orange County – La Palma

This Product Attachment A, along with the Base Agreement sets forth the specific terms and conditions which are applicable to the PacifiCare Commercial Health Plan;

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of PacifiCare Commercial Health Plan, as described in this Product Attachment A. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial Plan Members are Medical Group members enrolled in the Commercial Plan.

1.2                                 Commercial Plan Premium is the Premium received by PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions/compensation, [administrative fees paid, in connection with joint marketing arrangements,] Premium taxes and Premiums for Supplemental Benefits.

1.3                                 OPM Agreement is the agreement between PacifiCare and the Federal Office of Personnel Management for the provision of Covered Services to persons enrolled in the PacifiCare Commercial Plan through their participation in the health benefits programs for Federal employees and their dependents.

1.4                                 PacifiCare Commercial Plan is any and all of the various Managed Care Plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan and the Secure Horizons Health Plan) and employer groups, associations with employer group participation and unions which purchase benefits for their employees and their dependents.

1.5                                 Supplemental Benefits are benefits offered under the PacifiCare Commercial Plan which require separate premium, in addition to the Commercial Plan Premium, as consideration for the additional benefits.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Provision of Covered Services. Medical Group and its Participating Providers shall provide Covered Services to Commercial Plan Members pursuant to the terms of the Base Agreement and this Product Attachment A.

2.2                                 Compliance with OPM Agreement. Medical Group shall comply with all requirements in the OPM Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement. Without limiting the foregoing, Medical Group shall ensure that all provisions of the OPM Agreement which are applicable to Medical Group’s Participating Providers are included in Medical Group’s subcontracts with its Participating Providers.

A copy of the OPM Agreement shall be provided to Medical Group concurrent with the execution of this Agreement.

2.3                                 Compliance with Subscriber Agreements for PacifiCare Commercial Plan. Medical Group and its Participating Providers shall comply with all requirements in Subscriber Agreements for the PacifiCare Commercial Plan which are applicable to Medical Group. PacifiCare shall make good faith efforts to notify Medical Group of any such requirements that are not otherwise reflected in this Agreement.

ARTICLE 3
COMPENSATION

3.1                                 Age/Gender/Benefit Adjusted Commercial Capitation. Capitation Payments for Commercial Plan Members shall be made based upon a per Member per month base capitation rate (“Base Capitation Rate”) adjusted to reflect the Medical Group Members’ age, gender, and benefit plan participation. For 2003, the Base Capitation Rate shall be *** per Commercial Plan Member per month. Age/gender adjustment factors are actuarially determined and are listed below. Benefit adjustment factors are actuarially determined and may take into consideration variations in benefit plan types, Copayment and coinsurance levels. PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers. On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes. The Standard Service Capitation Amount will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Medical Group’s Members for the applicable month. The total monthly Capitation Payment shall also be adjusted in the manner set forth in Article 5 of the Base Agreement.

The following are PacifiCare’s age gender adjustment factors:

Gender/Age Band	Physician

Child 0	1.9939
Child 1	1.2664
Child 2 - 9	0.4730
Child 10 - 17	0.4375
Female 18 - 19	0.7395
Female 20 - 24	1.4564
Female 25 - 29	1.6593
Female 30 - 34	1.4785
Female 35 - 39	1.2495
Female 40 - 44	1.3095
Female 45 - 49	1.2221
Female 50 - 54	1.5869
Female 55 - 59	1.7404
Female 60 - 64	2.0135
Female 65 plus	2.0630
Male 18 - 19	0.3554
Male 20 - 24	0.4774
Male 25 - 29	0.5702
Male 30 - 34	0.6033
Male 35 - 39	0.7038
Male 40 - 44	0.7700
Male 45 - 49	0.8742
Male 50 - 54	1.3235
Male 55 - 59	1.7024
Male 60 - 64	2.2284
Male 65 plus	2.3563

3.1.1                        Adjustment for ISL Premium. In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.2                                 ISL Program. The ISL Deductible, ISL Premium and ISL Coinsurance for the Commercial Plan shall initially be:

(i)                                     ISL Deductible shall be zero dollars ($0.00) per Commercial Plan Member per calendar year.

(ii)                                  ISL Premium shall be zero percent (0%) of the per Commercial Plan Member per month.

(iii)          ISL Coinsurance shall be zero percent (0%) of Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group opting out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.5.3 of the Base Agreement.  The ISL Program is subject to annual updates as further specified in Section 5.5 of the Base Agreement.

3.3                                 Commercial Hospital Incentive Program. Medical Group and Hospital shall establish and maintain an annual Commercial Hospital Incentive Program for the PacifiCare Commercial Plan (the “CHIP”). The CHIP shall be designed to provide an incentive for efficient and effective use of Hospital Services, and shall be consistent with this Agreement and with State and Federal Law. A copy of the CHIP is included in the Exhibits and incorporated herein. Medical Group shall provide PacifiCare with a copy of any and all revisions to the CHIP, which shall be deemed incorporated into this Agreement, copies of any and all reports and payment schedules prepared by Medical Group or Hospital relating to the CHIP and evidence of stop-loss reinsurance obtained pertaining to the CHIP (which insurance must be approved, in writing, by PacifiCare). PacifiCare reserves the right to require that the CHIP be modified from time to time to comply with this Agreement and State and Federal Law. Without limiting the foregoing, the CHIP shall provide that in the event of a deficit under the CHIP which exceeds any established withhold, Medical Group shall not be responsible for reimbursing Hospital or PacifiCare for such deficit nor shall PacifiCare offset such deficit against Medical Group’s Capitation Payments due under this Agreement.

3.4                                 Commercial Plan Pharmacy Incentive Program. PacifiCare shall establish and administer an annual Pharmacy Incentive Program for the PacifiCare Commercial Plan (the “PIP”). The PIP is designed to provide an incentive for the efficient and effective use of Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members. The PIP shall be calculated as follows:

3.4.1                        Outpatient Pharmacy Supplemental Benefits shall be the benefits made available by PacifiCare under the PacifiCare Supplemental Pharmacy Benefit, as defined in the applicable Subscriber Agreement.

3.4.2                        PIP Budget shall equal eighty percent (80%) of the premium received by PacifiCare for Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members plus thirty one cents ($0.31) per Commercial Plan Member per month, which amount is established as a credit for rebates received from pharmaceutical manufacturers. This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare. The PIP Budget shall be retained by PacifiCare for purposes of administering the PIP.

3.4.3                        PIP Expense shall equal the expense incurred for the provision of Outpatient Pharmacy Supplemental Benefits during the applicable period.

3.4.4                        PIP Surplus. In the event the PIP Expense is less than the PIP Budget, fifty percent (50%) of the surplus shall be allocated to Medical Group.

3.4.5                        PIP Deficit. In the event that the PIP Expense is greater than the PIP Budget, fifty percent (50%) of the deficit shall be allocated to Medical Group, not to exceed one dollar eighty cents ($1.80) per Commercial Plan Member per month.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment A.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VP, Network Management

Date:

Northwest Orange County Medical Group- La Palma

By:	/s/ Pratibha Patel

Title:	PRATIBHA PATEL, MD PRESIDENT

Date:	3/ 21 /03

/s/ James P. Agronick

CEO

3/ 21 /03

PRODUCT ATTACHMENT B

PACIFICARE COMMERCIAL POINT-OF-SERVICE PLAN

Northwest Orange County – La Palma

In addition to the terms and conditions set forth in the Base Agreement and Product Attachment A, the following terms and conditions, as defined below, are also applicable to the PacifiCare Commercial Point-of-Service Plan.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Point-of-Service Plan, as described in this Product Attachment B. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial POS Plan Members are Medical Group Members enrolled in the PacifiCare Commercial POS Plan.

1.2                                 In-Network Services are Covered Services which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services and (d) Urgently Needed Services.

1.3                                 Out-of-Network Services are Covered Services, excluding Emergency Services and Urgently Needed Services, which are received without the prior authorization of Medical Group.

1.4                                 PacifiCare Commercial Point-of-Service (“POS”) Plan is any PacifiCare Commercial Plan, as defined in Product Attachment A, under which Members are entitled to coverage for both In-Network Services and Out-of-Network Services.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Covered Services. Medical Group and its Participating Providers shall provide or arrange Covered Services to Commercial POS Plan Members under same terms and conditions as Commercial Plan Members.

2.2                                 Reciprocity; Reimbursement for Out-of-Network Services.  If any of Medical Group’s Participating Providers provides Out-of-Network Services to a Commercial POS Plan Member, such Medical Group Participating Provider shall bill PacifiCare or the payor responsible for payment for Out-of-Network Services for such services and agrees to accept full payment at the Cost of Care. Neither Medical Group nor its Participating

Providers shall encourage Members to receive Covered Services from non-Participating Providers.  Medical Group shall include the requirements of this Section in all subcontracts with its Participating Providers.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Commercial POS Plan Members. For Commercial POS Plan Members, PacifiCare will pay Medical Group *** of the Capitation Payment of the monthly Standard Service Capitation Amount for Commercial Plan Members, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section. The payment described in this Section is payment in full for In-Network Services, except for Copayments, coordination of benefits and third party recoveries.

3.1.1                        Premium Adjustments. The Commercial Plan Premium and benefits may be amended for each Subscriber Agreement upon the annual renewal date of each Subscriber Agreement at the sole discretion of PacifiCare.

3.2                                 Adjustment of Rates. Capitation Payments for Commercial POS Plan Members and the POS Plan Budget may be prospectively adjusted on an annual basis to reflect actual experience under the Commercial POS Plan; provided, however, that in no event shall the amount of any increase or decrease to such Capitation Payments be greater than ten (10) percentage points in any given year.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment B.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VP, Network Management

Date:

Northwest Orange County Medical Group- La Palma

By:	/s/ Pratibha Patel

Title:	PRATIBHA PATEL, MD PRESIDENT

Date:	3/ 5/ 03

/s/ James P. Agronick

3/ 5/ 03

PRODUCT ATTACHMENT C

SECURE HORIZONS HEALTH PLAN

Northwest Orange County – La Palma

This Product Attachment C, along with the Base Agreement, sets forth the terms and conditions which are applicable to the Secure Horizons Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the Secure Horizons Health Plan, as described in this Product Attachment C. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 CMS Agreement is the Medicare + Choice contract between PacifiCare and CMS.

1.2                                 Medicare is the Hospital Insurance Plan (Part A) and the Supplementary Medical Insurance Plan (Part B) provided under Title XVIII of the Social Security Act, as amended.

1.3                                 Monthly CMS Payment is the revenue received by PacifiCare each month from CMS, as determined by CMS, for providing Covered Services to Secure Horizons Members.

1.4                                 Secure Horizons Health Plan is the prepaid health plan operated by PacifiCare pursuant to the CMS Agreement which provides Covered Services to individuals (including retirees) eligible to receive Medicare benefits.

1.5                                 Secure Horizons Members are Medical Group Members enrolled in the Secure Horizons Health Plan.

1.6                                 Secure Horizons Revenue is the Monthly CMS Payment for Medical Group Members enrolled in the Secure Horizons Health Plan, less payments for broker and agent commissions/compensation (when applicable), amounts paid for certain third parties for services provided in connection with the identification and enrollment of individuals who can be designated as Specified Low-Income Beneficiaries eligible for the Qualified Medicare Beneficiary Program premium.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Compliance with CMS Agreement and Federal Medicare Law. Medical Group shall comply with all requirements in the CMS Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement. Without limiting the foregoing, Medical Group shall ensure that all provisions of the CMS Agreement which are applicable to Medical Group’s Participating Providers as a subcontractor of PacifiCare are included in Medical Group’s subcontracts with its Participating Providers. A copy of the CMS Agreement shall be made available to Medical Group concurrent with the execution of this Agreement. Medical Group and its Participating Providers shall comply with Title XVIII of the Social Security Act and the regulations adopted thereunder by CMS for the Medicare program.

2.2                                 Medicare Participation Standards. Medical Group shall require that all of its Participating Providers who provide services to Secure Horizons Members meet the standards for participation and all applicable requirements for providers of health care services under the Medicare program. In addition, Medical Group shall require that all facilities and offices utilized by Medical Group and its Participating Providers to provide or arrange Covered Services to Secure Horizons Members shall comply with facility standards established by CMS.

2.3                                 Specific Provisions Pertaining to Benefits, Coverage and Beneficiary Protections. Without limiting any of Medical Group’s other obligations under this Agreement, Medical Group specifically agrees to comply with the following policies and procedures:

(i)                                     PacifiCare’s policies pertaining to the collection of Copayments which prohibit the collection of Copayments for routine injections, routine immunizations, flu immunizations, and the administration of pneumococcal/pneumonia vaccine.

(ii)                                  PacifiCare’s policies pertaining to pre-certification which provide that Secure Horizons Members may directly access a provider for mammography and influenza vaccinations and women’s health specialists for routine and preventative health care.

(iii)                               PacifiCare’s policies pertaining to complex and serious conditions which provide for procedures to identify, assess and establish treatment plans for persons with complex or serious medical conditions.

(iv)                              PacifiCare’s policies pertaining to enrollment and assessment of new Secure Horizons Members including requirements to conduct a health assessment of all new Secure Horizons Members within ninety (90) days of the effective date of their enrollment.

2.4                                 Confidentiality of Medical Records.  Medical Group shall establish and maintain procedures and controls so that no information contained in its records or obtained from CMS or from others in carrying out the terms of this Agreement shall be used by or disclosed by it, its agents, officers, or employees except as provided in Section 1106 of the Social Security Act, as amended, and regulations prescribed thereunder.

2.5                                 Submission of Data. Medical Group shall cooperate with PacifiCare in submitting to the Secretary of Health and Human Services statistical data pertaining to Covered Services provided by Medical Group, enrollment and disenrollment data and any other reports the Secretary may reasonably require to carry out its functions under the Medicare + Choice program.

2.6                                 Advance Directives. Medical Group shall document all Secure Horizons Member patient records with respect to the existence of an Advance Directive in compliance with the Patient Self-Determination Act (Section 4751 of the Omnibus Reconciliation Act of 1990), as amended, and other appropriate laws. For purposes of this Agreement, an Advance Directive is a Member’s written instructions, recognized under State law, relating to the provision of health care when the Member is not competent to make health care decisions as determined under State law.  Examples of Advance Directives are living wills and durable powers of attorney for health care.

2.7                                 Non-Discrimination. Medical Group understands that CMS requires compliance with the provisions of this Section as a condition for participation in the Secure Horizons Health Plan. Medical Group and its Participating Providers shall not unlawfully discriminate against any of their employees or applicants for employment or against any Members on the basis of race, color, creed, national origin, ancestry, religion, sex, marital status, age (except as provided by law), sexual orientation, gender identity, or physical or mental handicap, including HIV status. Medical Group and its Participating Providers shall ensure that the evaluation and treatment of their employees and applicants for employment and of Members are free of such discrimination. Medical Group and its Participating Providers shall comply with Title VI of the Civil Rights Act of 1964, as amended (42 U.S.C. Section 2000d et. seq.), Section 504 of the Rehabilitation Act of 1973, as amended (29 U.S.C. Section 794) and the regulations thereunder, Title IX of the Education Amendments of 1972, as amended (20 U.S.C. Section 1681 et. seq.), the Age Discrimination Act of 1975, as amended (42 U.S.C. Section 6101 et. seq.), Section 654 of the Omnibus Budget Reconciliation Act of 1981, as amended (42 U.S.C. Section 9849), the Americans With Disabilities Act (P.L. 101-365) and all implementing regulations, guidelines and standards as are now or may be lawfully adopted under the above statutes.

2.8                                 Termination of CMS Agreement. In the event the CMS Agreement is terminated or not renewed, the provisions of this Agreement relating to the Secure Horizons Health Plan shall automatically terminate unless otherwise agreed by CMS and PacifiCare.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Secure Horizons Members. Capitation Payments for Secure Horizons Members shall be thirty-six and forty hundredths percent (36.40%) of the Secure Horizons Revenue per Secure Horizons Member per month, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.

3.1.1                        Adjustment for ISL Premium. In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group opting out of PacifiCare’s ISL Program.

3.1.2                        3.1.2        One Time Adjustment for 2003 Increases in Secure Horizons Revenue. The Capitation Percentage set forth above assumes a prospective Secure Horizons Revenue increase effective as of January 1, 2003, of *** over the average Secure Horizons Revenue for Assigned Medical Group Members for calendar year 2002 (the “Annual Increase”). Such assumption is based upon the estimated average payment rates for Medicare Parts A and B overall for calendar year 2003 as published by CMS in March 2002.

In the event that the actual Annual Increase is more than two percent (2%), as determined by law or legislative or regulatory action or federal administrative agency interpretation no later than December 31, 2002 (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of *** has been specifically determined by CMS to be used for the enhancement of benefits for Medicare+Choice beneficiaries that are the financial responsibility of PacifiCare (“Benefit Enhancements”), PacifiCare shall reduce the Capitation Percentage to an amount that will adjust Medical Group’s Capitation Payments to account for the Benefit Enhancements. The resulting adjustment, if any, in the Capitation Percentage shall be a one-time adjustment limited by that amount, or portion thereof, that has been specifically determined by CMS to be used for the Benefit Enhancements. The new 2003 Capitation Percentage (“Adjusted Capitation Percentage”), if necessary, shall begin with the January 2003 Standard Service Capitation Payment and the Adjusted Capitation Percentage shall be effective through the Term of the Agreement.

In the event that the actual Annual Increase is more than two percent (2%), as determined by law or legislative or regulatory action or federal administrative agency interpretation no later than December 31, 2002 (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of two percent (2%) has not been specifically determined by CMS to be used for Benefit Enhancements, the calculation of the Secure Horizons Revenue shall include the entire increase.

3.2                                 ISL Program. The ISL Deductible, ISL Premium and ISL Coinsurance for the Secure Horizons Plan shall initially be:

(i)                                     ISL Deductible shall be zero dollars ($0.00) per Secure Horizons Member per calendar year.

(ii)           ISL Premium shall be zero percent (0%) of the Secure Horizons Revenue.

(iii)          ISL Coinsurance shall be zero percent (0%) of the Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group opting out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.5.3 of the Base Agreement.

3.3                                 Secure Horizons Hospital Incentive Program. Medical Group and Hospital shall establish and administer an annual Secure Horizons Hospital Incentive Program for the Secure Horizons Plan (the “SHIP”). The SHIP shall be designed to provide an incentive for efficient and effective use of Hospital Services, and shall be consistent with this Agreement and with State and Federal Law. A copy of the SHIP is included in the Exhibits and incorporated herein. Medical Group shall provide PacifiCare with a copy of any and all revisions to the SHIP, which shall be deemed incorporated into this Agreement; copies of any and all reports and payment schedules prepared by Medical Group or Hospital relating to the SHIP and evidence of stop-loss reinsurance obtained pertaining to the SHIP (which insurance must be approved, in writing, by PacifiCare). PacifiCare reserves the right to require that the SHIP be modified from time to time to comply with this Agreement and State and Federal Law. Without limiting the foregoing, the SHIP shall provide that in the event of a deficit under the SHIP which exceeds any established withhold, Medical Group shall not be responsible for reimbursing Hospital or PacifiCare for such deficit nor shall PacifiCare offset such deficit against Medical Group’s Capitation Payments due under this Agreement.

If PacifiCare provides reinsurance protection for the SHIP, such reinsurance shall be obtained in accordance with PacifiCare’s Reinsurance Program then in effect and elections for such Reinsurance Program shall be made by Hospital, in writing, with written notice to Medical Group. Hospital shall not change its Reinsurance Program elections without the written consent of Medical Group. Reinsurance Premiums shall be paid by Hospital and PacifiCare may deduct such Reinsurance Premiums from Hospital’s Capitation Payments.

3.4                                 Collection of Charges From Third Parties When Medicare Is Not the Primary Payor. Medical Group shall accept Capitation Payments from PacifiCare as payment in full for Covered Services provided to Secure Horizons Members; provided, however, when Medicare is not the primary payor for Covered Services, such as when the Secure Horizons Member is entitled to payment from another third party or for payment for a workers’ compensation claim, or from other primary insurance coverage maintained by Secure Horizons Member, Medical Group shall make no demand upon PacifiCare for reimbursement under the Individual Stop-Loss Program until all primary sources of payment have been pursued and it is determined that full payment cannot be obtained within ten (10) months from the date of the provision of Covered Services.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment C.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VP, Network Management

Date:

Northwest Orange County Medical Group- La Palma

By:	/s/ Pratibha Patel

Title:	PRATIBHA PATEL, MD PRESIDENT

Date:	3/ 17/ 03

/s/ James P. Agronick

CEO

3/17/03

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

Northwest Orange County – West Anaheim

This Product Attachment A, along with the Base Agreement, sets forth the specific terms and conditions which are applicable to the PacifiCare Commercial Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Health Plan, as described in this Product Attachment A. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.2                                 Commercial Plan Members are Medical Group Members enrolled in the PacifiCare Commercial Plan.

1.2                                 Commercial Plan Premium is the Premium received by PacifiCare each month for PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions/compensation, [administrative fees paid to affiliates in connection with joint marketing arrangements,] Premium taxes and Premiums for Supplemental Benefits.

1.3                                 OPM Agreement is the agreement between PacifiCare and the Federal Office of Personnel Management for the provision of Covered Services to persons enrolled in the PacifiCare Commercial Plan through their participation in the health benefits programs for Federal employees and their dependents.

1.4                                 PacifiCare Commercial Plan is any and all of the various Managed Care Plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan and the Secure Horizons Health Plan) and employer groups, associations with employer group participation and unions which purchase benefits for their employees and their dependents.

1.5                                 Supplemental Benefits are benefits offered under the PacifiCare Commercial Plan which require separate premium, in addition to the Commercial Plan Premium, as consideration for the additional benefits.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Provision of Covered Services. Medical Group and its Participating Providers shall provide Covered Services to Commercial Plan Members pursuant to the terms of the Base Agreement and this Product Attachment A.

2.3                                 Compliance with OPM Agreement. Medical Group shall comply with all requirements in the OPM Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement.  Without limiting the foregoing, Medical Group shall ensure that all provisions of the OPM Agreement which are applicable to Medical Group’s Participating Providers are included in Medical Group’s subcontracts with its Participating Providers. A copy of the OPM Agreement shall be provided to Medical Group concurrent with the execution of this Agreement.

2.3                                 Compliance with Subscriber Agreements for PacifiCare Commercial Plan. Medical Group and its Participating Providers shall comply with all requirements in Subscriber Agreements for the PacifiCare Commercial Plan which are applicable to Medical Group. PacifiCare shall make good faith efforts to notify Medical Group of any such requirements that are not otherwise reflected in this Agreement.

ARTICLE 3
COMPENSATION

3.2                                 Age/Gender/Benefit Adjusted Commercial Capitation. Capitation Payments for Commercial Plan Members shall be made based upon a per Member per month base capitation rate (“Base Capitation Rate”) adjusted to reflect the Medical Group Members’ age, gender, and benefit plan participation. For 2003, the Base Capitation Rate shall be *** per Commercial Plan Member per month. Age/gender adjustment factors are actuarially determined and are listed below. Benefit adjustment factors are actuarially determined and may take into consideration variations in benefit plan types, Copayment and coinsurance levels.  PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers. On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes. The Standard Service Capitation Amount will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Medical Group’s Members for the applicable month. The total monthly Capitation Payment shall also be adjusted in the manner set forth in Article 5 of the Base Agreement.

The following are PacifiCare’s age/gender adjustment factors:

Gender/Age Band	Physician

Child 0	1.9939
Child 1	1.2664
Child 2 - 9	0.4730
Child 10-17	0.4375
Female 18 - 19	0.7395
Female 20 - 24	1.4564
Female 25 - 29	1.6593
Female 30 - 34	1.4785
Female 35 - 39	1.2495
Female 40 - 44	1.3095
Female 45 - 49	1.2221
Female 50 - 54	1.5869
Female 55 - 59	1.7404
Female 60 - 64	2.0135
Female 65 plus	2.0630
Male 18 - 19	0.3554
Male 20 - 24	0.4774
Male 25 - 29	0.5702
Male 30 - 34	0.6033
Male 35 - 39	0.7038
Male 40 - 44	0.7700
Male 45 - 49	0.8742
Male 50 - 54	1.3235
Male 55 - 59	1.7024
Male 60 - 64	2.2284
Male 65 plus	2.3563

3.1.1                        Adjustment for ISL Premium. In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.2                                 ISL Program. The ISL Deductible, ISL Premium and ISL Coinsurance for the Commercial Plan shall initially be:

(i)                                     ISL Deductible shall be zero dollars ($0.00) per Commercial Plan Member per calendar year.

(iii)                               ISL Premium shall be zero percent (0%) of the per Commercial Plan Member per month.

(iii)                               ISL Coinsurance shall be zero percent (0%) of Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group opting out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.5.3 of the Base Agreement.  The ISL Program is subject to annual updates as further specified in Section 5.5 of the Base Agreement.

3.3                                 Commercial Hospital Incentive Program. Medical Group and Hospital shall establish and maintain an annual Commercial Hospital Incentive Program for the PacifiCare Commercial Plan (the “CHIP”).  The CHIP shall be designed to provide an incentive for efficient and effective use of Hospital Services, and shall be consistent with this Agreement and with State and Federal Law.  A copy of the CHIP is included in the Exhibits and incorporated herein. Medical Group shall provide PacifiCare with a copy of any and all revisions to the CHIP, which shall be deemed incorporated into this Agreement, copies of any and all reports and payment schedules prepared by Medical Group or Hospital relating to the CHIP and evidence of stop-loss reinsurance obtained pertaining to the CHIP (which insurance must be approved, in writing, by PacifiCare). PacifiCare reserves the right to require that the CHIP be modified from time to time to comply with this Agreement and State and Federal Law. Without limiting the foregoing, the CHIP shall provide that in the event of a deficit under the CHIP which exceeds any established withhold, Medical Group shall not be responsible for reimbursing Hospital or PacifiCare for such deficit nor shall PacifiCare offset such deficit against Medical Group’s Capitation Payments due under this Agreement.

3.4                                 Commercial Plan Pharmacy Incentive Program. PacifiCare shall establish and administer an annual Pharmacy Incentive Program for the PacifiCare Commercial Plan (the “PIP”). The PIP is designed to provide an incentive for the efficient and effective use of Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members. The PIP shall be calculated as follows:

3.4.1                        Outpatient Pharmacy Supplemental Benefits shall be the benefits made available by PacifiCare under the PacifiCare Supplemental Pharmacy Benefit, as defined in the applicable Subscriber Agreement.

3.4.2                        PIP Budget shall equal eighty percent (80%) of the premium received by PacifiCare for Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members plus thirty one cents ($0.31) per Commercial Plan Member per month, which amount is established as a credit for rebates received from pharmaceutical manufacturers. This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare. The PIP Budget shall be retained by PacifiCare for purposes of administering the PIP.

3.4.3                        PIP Expense shall equal the expense incurred for the provision of Outpatient Pharmacy Supplemental Benefits during the applicable period.

3.4.4                        PIP Surplus. In the event the PIP Expense is less than the PIP Budget, fifty percent (50%) of the surplus shall be allocated to Medical Group.

3.4.6                        PIP Deficit. In the event that the PIP Expense is greater than the PIP Budget, fifty percent (50%) of the deficit shall be allocated to Medical Group, not to exceed one dollar eighty cents ($1.80) per Commercial Plan Member per month.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment A.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VP, Network Management

Date:

Northwest Orange County Medical Group- West Anaheim

By:	/s/ Pratihba Patel

Title:	PRATIHBA PATEL, MD PRESIDENT

Date:	3/ 17/ 03

/s/ James P. Agronick

CEO

3/ 17/ 03

PRODUCT ATTACHMENT B

PACIFICARE COMMERCIAL POINT-OF-SERVICE PLAN

Northwest Orange County - West Anaheim

In addition to the terms and conditions set forth in the Base Agreement and Product Attachment A, the following terms and conditions, as defined below, are also applicable to the PacifiCare Commercial Point-of-Service Plan.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Point-of-Service Plan, as described in this Product Attachment B. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial POS Plan Members are Medical Group Members enrolled in the PacifiCare Commercial POS Plan.

1.2                                 In-Network Services are Covered Services which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services and (d) Urgently Needed Services.

1.3                                 Out-of-Network Services are Covered Services, excluding Emergency Services and Urgently Needed Services, which are received without the prior authorization of Medical Group.

1.4                                 PacifiCare Commercial Point-of-Service (“POS”) Plan is any PacifiCare Commercial Plan, as defined in Product Attachment A, under which Members are entitled to coverage for both In-Network Services and Out-of-Network Services.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Covered Services. Medical Group and its Participating Providers shall provide or arrange Covered Services to Commercial POS Plan Members under same terms and conditions as Commercial Plan Members.

2.2                                 Reciprocity; Reimbursement for Out-of-Network Services. If any of Medical Group’s Participating Providers provides Out-of-Network Services to a Commercial POS Plan Member, such Medical Group Participating Provider shall bill PacifiCare or the payor responsible for payment for Out-of-Network Services for such services and agrees to accept full payment at the Cost of Care. Neither Medical Group nor its Participating

Providers shall encourage Members to receive Covered Services from non-Participating Providers. Medical Group shall include the requirements of this Section in all subcontracts with its Participating Providers.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Commercial POS Plan Members. For Commercial POS Plan Members, PacifiCare will pay Medical Group *** of the Capitation Payment of the monthly Standard Service Capitation Amount for Commercial Plan Members, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section. The payment described in this Section is payment in full for In-Network Services, except for Copayments, coordination of benefits and third party recoveries.

3.1.1                        Premium Adjustments. The Commercial Plan Premium and benefits may be amended for each Subscriber Agreement upon the annual renewal date of each Subscriber Agreement at the sole discretion of PacifiCare.

3.2                                 Adjustment of Rates. Capitation Payments for Commercial POS Plan Members and the POS Plan Budget may be prospectively adjusted on an annual basis to reflect actual experience under the Commercial POS Plan; provided, however, that in no event shall the amount of any increase or decrease to such Capitation Payments be greater than ten (10) percentage points in any given year.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment B.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VP, Network Management

Date:

Northwest Orange County Medical Group- West Anaheim

By:	/s/ Pratihba Patel

Title:	PRATIHBA PATEL, MD PRESIDENT

Date:	3/ 17/ 03

/s/ James P. Agronick

CEO

3/17/03

PRODUCT ATTACHMENT C

SECURE HORIZONS HEALTH PLAN

Northwest Orange County – West Anaheim

This Product Attachment C, along with the Base Agreement, sets forth the terms and conditions which are applicable to the Secure Horizons Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the Secure Horizons Health Plan, as described in this Product Attachment C. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 CMS Agreement is the Medicare + Choice contract between PacifiCare and CMS.

1 2                                 Medicare is the Hospital Insurance Plan (Part A) and the Supplementary Medical Insurance Plan (Part B) provided under Title XVIII of the Social Security Act, as amended.

1.3                                 Monthly CMS Payment is the revenue received by PacifiCare each month from CMS, as determined by CMS, for providing Covered Services to Secure Horizons Members.

1.4                                 Secure Horizons Health Plan is the prepaid health plan operated by PacifiCare pursuant to the CMS Agreement which provides Covered Services to individuals (including retirees) eligible to receive Medicare benefits.

1.5                                 Secure Horizons Members are Medical Group Members enrolled in the Secure Horizons Health Plan.

1.6                                 Secure Horizons Revenue is the Monthly CMS Payment for Medical Group Members enrolled in the Secure Horizons Health Plan, less payments for broker and agent commissions/compensation (when applicable), amounts paid for certain third parties for services provided in connection with the identification and enrollment of individuals who can be designated as Specified Low-Income Beneficiaries eligible for the Qualified Medicare Beneficiary Program premium.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Compliance with CMS Agreement and Federal Medicare Law. Medical Group shall comply with all requirements in the CMS Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement. Without limiting the foregoing, Medical Group shall ensure that all provisions of the CMS Agreement which are applicable to Medical Group’s Participating Providers as a subcontractor of PacifiCare are included in Medical Group’s subcontracts with its Participating Providers. A copy of the CMS Agreement shall be made available to Medical Group concurrent with the execution of this Agreement. Medical Group and its Participating Providers shall comply with Title XVIII of the Social Security Act and the regulations adopted thereunder by CMS for the Medicare program.

2.2                                 Medicare Participation Standards. Medical Group shall require that all of its Participating Providers who provide services to Secure Horizons Members meet the standards for participation and all applicable requirements for providers of health care services under the Medicare program. In addition, Medical Group shall require that all facilities and offices utilized by Medical Group and its Participating Providers to provide or arrange Covered Services to Secure Horizons Members shall comply with facility standards established by CMS.

2.3                                 Specific Provisions Pertaining to Benefits, Coverage and Beneficiary Protections. Without limiting any of Medical Group’s other obligations under this Agreement, Medical Group specifically agrees to comply with the following policies and procedures:

(i)                                     PacifiCare’s policies pertaining to the collection of Copayments which prohibit the collection of Copayments for routine injections, routine immunizations, flu immunizations, and the administration of pneumococcal/pneumonia vaccine.

(ii)                                  PacifiCare’s policies pertaining to pre-certification which provide that Secure Horizons Members may directly access a provider for mammography and influenza vaccinations and women’s health specialists for routine and preventative health care.

(iii)                               PacifiCare’s policies pertaining to complex and serious conditions which provide for procedures to identify, assess and establish treatment plans for persons with complex or serious medical conditions.

(iv)                              PacifiCare’s policies pertaining to enrollment and assessment of new Secure Horizons Members including requirements to conduct a health assessment of all new Secure Horizons Members within ninety (90) days of the effective date of their enrollment.

2.4                                 Confidentiality of Medical Records. Medical Group shall establish and maintain procedures and controls so that no information contained in its records or obtained from CMS or from others in carrying out the terms of this Agreement shall be used by or disclosed by it, its agents, officers, or employees except as provided in Section 1106 of the Social Security Act, as amended, and regulations prescribed thereunder.

2.5                                 Submission of Data. Medical Group shall cooperate with PacifiCare in submitting to the Secretary of Health and Human Services statistical data pertaining to Covered Services provided by Medical Group, enrollment and disenrollment data and any other reports the Secretary may reasonably require to carry out its functions under the Medicare + Choice program.

2.6                                 Advance Directives. Medical Group shall document all Secure Horizons Member patient records with respect to the existence of an Advance Directive in compliance with the Patient Self-Determination Act (Section 4751 of the Omnibus Reconciliation Act of 1990), as amended, and other appropriate laws. For purposes of this Agreement, an Advance Directive is a Member’s written instructions, recognized under State law, relating to the provision of health care when the Member is not competent to make health care decisions as determined under State law. Examples of Advance Directives are living wills and durable powers of attorney for health care.

2.7                                 Non-Discrimination. Medical Group understands that CMS requires compliance with the provisions of this Section as a condition for participation in the Secure Horizons Health Plan. Medical Group and its Participating Providers shall not unlawfully discriminate against any of their employees or applicants for employment or against any Members on the basis of race, color, creed, national origin, ancestry, religion, sex, marital status, age (except as provided by law), sexual orientation, gender identity, or physical or mental handicap, including HIV status. Medical Group and its Participating Providers shall ensure that the evaluation and treatment of their employees and applicants for employment and of Members are free of such discrimination. Medical Group and its Participating Providers shall comply with Title VI of the Civil Rights Act of 1964, as amended (42 U.S.C. Section 2000d et. seq.), Section 504 of the Rehabilitation Act of 1973, as amended (29 U.S.C. Section 794) and the regulations thereunder, Title IX of the Education Amendments of 1972, as amended (20 U.S.C. Section 1681 et. seq.), the Age Discrimination Act of 1975, as amended (42 U.S.C. Section 6101 et. seq.), Section 654 of the Omnibus Budget Reconciliation Act of 1981, as amended (42 U.S.C. Section 9849), the Americans With Disabilities Act (P.L. 101-365) and all implementing regulations, guidelines and standards as are now or may be lawfully adopted under the above statutes.

2.8                                 Termination of CMS Agreement. In the event the CMS Agreement is terminated or not renewed, the provisions of this Agreement relating to the Secure Horizons Health Plan shall automatically terminate unless otherwise agreed by CMS and PacifiCare.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Secure Horizons Members. Capitation Payments for Secure Horizons Members shall be thirty-six and forty hundredths percent (36.40%) of the Secure Horizons Revenue per Secure Horizons Member per month, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.

3.1.1                        Adjustment for ISL Premium. In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group opting out of PacifiCare’s ISL Program.

3.1.2                        3.1.2        One Time Adjustment for 2003 Increases in Secure Horizons Revenue. The Capitation Percentage set forth above assumes a prospective Secure Horizons Revenue increase effective as of January 1, 2003, of *** over the average Secure Horizons Revenue for Assigned Medical Group Members for calendar year 2002 (the “Annual Increase”). Such assumption is based upon the estimated average payment rates for Medicare Parts A and B overall for calendar year 2003 as published by CMS in March 2002.

In the event that the actual Annual Increase is more than ***, as determined by law or legislative or regulatory action or federal administrative agency interpretation no later than December 31, 2002 (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of *** has been specifically determined by CMS to be used for the enhancement of benefits for Medicare+Choice beneficiaries that are the financial responsibility of PacifiCare (“Benefit Enhancements”), PacifiCare shall reduce the Capitation Percentage to an amount that will adjust Medical Group’s Capitation Payments to account for the Benefit Enhancements. The resulting adjustment, if any, in the Capitation Percentage shall be a one-time adjustment limited by that amount, or portion thereof, that has been specifically determined by CMS to be used for the Benefit Enhancements. The new 2003 Capitation Percentage (“Adjusted Capitation Percentage”), if necessary, shall begin with the January 2003 Standard Service Capitation Payment and the Adjusted Capitation Percentage shall be effective through the Term of the Agreement.

In the event that the actual Annual Increase is more than ***, as determined by law or legislative or regulatory action or federal administrative agency interpretation no later than December 31, 2002 (as calculated by PacifiCare for Assigned Medical Group Members) and the amount of the actual Annual Increase in excess of two percent (2%) has not been specifically determined by CMS to be used for Benefit Enhancements, the calculation of the Secure Horizons Revenue shall include the entire increase.

3.2                                 ISL Program. The ISL Deductible, ISL Premium and ISL Coinsurance for the Secure Horizons Plan shall initially be:

(i)                                     ISL Deductible shall be zero dollars ($0.00) per Secure Horizons Member per calendar year.

(ii)                                  ISL Premium shall be zero percent (0%) of the Secure Horizons Revenue.

(iii)                               ISL Coinsurance shall be zero percent (0%) of the Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group opting out of the ISL Program, the above amounts and percentages will reflect “zero.”  In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.5.3 of the Base Agreement.

3.3                                 Secure Horizons Hospital Incentive Program. Medical Group and Hospital shall establish and administer an annual Secure Horizons Hospital Incentive Program for the Secure Horizons Plan (the “SHIP”). The SHIP shall be designed to provide an incentive for efficient and effective use of Hospital Services, and shall be consistent with this Agreement and with State and Federal Law. A copy of the SHIP is included in the Exhibits and incorporated herein. Medical Group shall provide PacifiCare with a copy of any and all revisions to the SHIP, which shall be deemed incorporated into this Agreement; copies of any and all reports and payment schedules prepared by Medical Group or Hospital relating to the SHIP and evidence of stop-loss reinsurance obtained pertaining to the SHIP (which insurance must be approved, in writing, by PacifiCare). PacifiCare reserves the right to require that the SHIP be modified from time to time to comply with this Agreement and State and Federal Law.  Without limiting the foregoing, the SHIP shall provide that in the event of a deficit under the SHIP which exceeds any established withhold, Medical Group shall not be responsible for reimbursing Hospital or PacifiCare for such deficit nor shall PacifiCare offset such deficit against Medical Group’s Capitation Payments due under this Agreement.

If PacifiCare provides reinsurance protection for the SHIP, such reinsurance shall be obtained in accordance with PacifiCare’s Reinsurance Program then in effect and elections for such Reinsurance Program shall be made by Hospital, in writing, with written notice to Medical Group. Hospital shall not change its Reinsurance Program elections without the written consent of Medical Group. Reinsurance Premiums shall be paid by Hospital and PacifiCare may deduct such Reinsurance Premiums from Hospital’s Capitation Payments.

3.4                                 Collection of Charges From Third Parties When Medicare Is Not the Primary Payor. Medical Group shall accept Capitation Payments from PacifiCare as payment in full for Covered Services provided to Secure Horizons Members; provided, however, when Medicare is not the primary payor for Covered Services, such as when the Secure Horizons Member is entitled to payment from another third party or for payment for a workers’ compensation claim, or from other primary insurance coverage maintained by Secure Horizons Member, Medical Group shall make no demand upon PacifiCare for reimbursement under the Individual Stop-Loss Program until all primary sources of payment have been pursued and it is determined that full payment cannot be obtained within ten (10) months from the date of the provision of Covered Services.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment C.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VP, Network Management

Date:

Northwest Orange County Medical Group- West Anaheim

By:	/s/ Pratihba Patel

Title:	PRATIHBA PATEL, MD PRESIDENT

Date:	3/ 17/ 03

/s/ James P. Agronick

CEO

3/ 17/ 03

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 1

MEDICAL GROUP FACILITIES AND HOSPITAL(S)
(This Exhibit 1 is an integral part of this Agreement)

Medical Group Facilities:

Prior to the Commencement Date, Medical Group shall provide PacifiCare with a list of all Medical Group Facilities.

Facilities shall also include each facility at which a Medical Group Participating Provider routinely provides services pursuant to this Agreement.

All Medical Group Facilities shall, in accordance with PacifiCare’s policies and procedures, be subject to PacifiCare’s prior written approval.

Hospital(s):

La Palma Intercommunity Hospital for Northwest Orange County Medical Group

West Anaheim Medical Center for Northwest Orange County Medical Group-Anaheim

Medical Group Service Area:

The Medical Group Service Area is the geographic area served by the Medical Group’s Participating Providers, including referral providers.  The Medical Group Service Area is defined as being within a thirty (30) mile radius of each of the Medical Group Facilities, and includes the facilities and physician offices beyond the thirty mile radius where Referral Services are arranged for by Medical Group. The Medical Group Service Area shall be determined by PacifiCare, based upon the shortest route using public streets and highways.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 2

DELEGATED ACTIVITIES
(This Exhibit 2 is an integral part of this Agreement)

The purpose of the following Grids is to specify the responsibilities of PacifiCare and Medical Group under the Agreement with respect to: (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management.

The Grids set forth the specific activities with respect to (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management, which PacifiCare has delegated to Medical Group and which Medical Group shall perform on behalf of PacifiCare. The Grids also set forth the specific activities with respect to: (i) claims processing and payment, (ii) credentialing and recredentialing, (iii) medical records, (iv) quality management and improvement and (v) medical management, which PacifiCare has not delegated to Medical Group under the Agreement and which PacifiCare shall perform directly utilizing its own personnel. Medical Group is responsible for cooperating, participating and complying with PacifiCare’s performance of such activities.

PacifiCare does not formally delegate to its contracting medical groups the responsibility for performing quality management and improvement activities on behalf of PacifiCare. However, PacifiCare does require contracting medical groups to maintain a quality improvement and management program, participate and cooperate in PacifiCare’s quality improvement program, collect data for PacifiCare’s quality improvement activities, and carry out corrective actions as required by PacifiCare. Accordingly, the Grids set forth certain quality improvement activities which PacifiCare has not delegated to Medical Group to perform on behalf of PacifiCare, but which PacifiCare and Medical Group shall perform concurrently under the Agreement. PacifiCare also does not formally delegate to contracting medical groups the responsibility for performing member services. However, PacifiCare does require contracting medical groups under the Agreement to participate, cooperate and comply with PacifiCare’s activities relating to member services, preventive health services, and medical record reviews as required by PacifiCare.

The Grids also identify (i) the elements and performance measures established by PacifiCare for the Delegated Activities in accordance with the NCQA accreditation standards and State and Federal law and regulatory requirements, (ii) the reports which shall be provided to PacifiCare by Medical Group for each of the Delegated Activities and the frequency of reporting, and (iii) the oversight activities which PacifiCare shall perform with respect to each of the Delegated Activities.

Exhibit 2 may be amended from time to time during the term of this Agreement by PacifiCare to reflect changes in delegation standards: delegation status; performance measures; reporting requirements; and other provisions of Exhibit 2.

MEDICAL MANAGEMENT DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
UM Program Structure and Process	☒ Delegated ☐ Not delegated

Development and documentation of program structure and accountability, including,

1.               Goals & Objectives, including behavioral health care aspects

2.               Committee responsibilities:

a)              Membership

b)             Minutes

c)              Dissemination of information

d)             Education of staff & providers

3.               UM Director & senior physician’s and designated behavioral health care practitioner roles

4.               UM Dept interfaces with other depts.

5.               Program is evaluated & approved annually

For each UM function delegated there must be documentation of:

1.               Staff & Physician responsibilities related to each UM function.

2.               Adequate staffing mix

3.               After-hours UM process defined

4.               Interface with PacifiCare appropriately

5.               Data elements as required

6.               Reporting capability

Implementation of corrective action plan for elements of non-compliance.

• Annual submission of UM Program and Work Plan and Evaluation. • Submission of corrective action plans as needed.

•                  Initial onsite assessment using approved oversight document

•                  Annual oversight assessment

•     Annual PacifiCare committee approval of UM Program documents

•                  Identification of corrective action plans for elements of non-compliance

Prior Authorization Professional Institutional	☒ Delegated ☐ Not delegated ☐ Delegated ☒ Not Delegated

For prior authorization the Medical Group (MG) must

•                  Comply with PacifiCare’s Turn Around Times and notification requirements.

•                  Follow nationally recognized medical necessity criteria

•                  Develop and document program to perform prior authorization function of OP care meeting all regulatory and PacifiCare standards

			• Weekly submission of authorization/denial logs • Monthly submission of encounter data • Participation in census verification process	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Concurrent Review	☒ Delegated ☐ Not delegated

For concurrent review MG must

•       Comply with PacifiCare’s Turn Around times and notification requirements

•       Follow nationally recognized medical necessity criteria

•       Develop and document programs to perform concurrent review of acute and Skilled Nursing Facility inpatients meeting all regulatory and PacifiCare standards

			• Daily submission of patient census by admission and discharge and Level of Care • Monthly submission of Bed Days per thousand members per year	• Pre-delegation onsite assessment function • Annual onsite assessment to determine ability to perform function

Discharge Planning	☒ Delegated ☐ Not delegated

Develop and document program to perform discharge planning functions for Acute and Skilled Nursing Facility meeting all regulatory and PacifiCare standards
Issue Skilled Nursing Facility Notice of Non-coverage timely and appropriately.

			Reviewed during annual assessment.	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Out Of Area (OOA)	☐ Delegated ☒ Not delegated	If not delegated, report any OOA notifications received by group If delegated, develop and document program to perform OOA concurrent review meeting all regulatory and PacifiCare standards.	If Group delegated, OOA should, be included in weekly authorization/denial log submission	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Case Management	☒ Delegated ☐ Not delegated	Develop and document program to perform Case Management function meeting all regulatory and PacifiCare standards If NOT delegated, responsible to coordinate care with PacifiCare Case Managers	Monthly submission of Case Management Log • ESRD • Transplants • Catastrophic	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Transplants	☒ Not delegated

Develop and document Policies and Procedures to support notification to PacifiCare of potential transplant candidates.

•       Responsible to provide PacifiCare with all necessary information to make medical determination and manage the case.

Report cases immediately

New Technology	☒ Not delegated	Develop and document Policies and Procedures to support notification to PacifiCare of requests for new technology and coordination of making determinations.	Ad Hoc	N/A

Retrospective-Review Professional Retrospective Review Institutional	☒ Delegated ☐ Not delegated ☐Delegated ☒ Not delegated

For Retroactive-review of services MG must:

•       Comply with PacifiCare’s Turn Around Times and notification requirements

•       Follow PacifiCare’s approved medical necessity criteria

•       Develop and document program to perform retrospective review function.

			Weekly submission of authorization/denial logs	• Pre-delegation onsite assessment to determine ability to perform function. • Annual onsite assessment to determine ability to perform function

Denials Professional Institutional	☒ Delegated ☐Not delegated ☐ Delegated ☒ Not delegated

For Denials of 1 services MG must

•       Comply with PacifiCare’s Turn Around Times and notification requirements

•       Follow nationally recognized medical necessity criteria

•       Develop and document of program to perform denial function meeting all regulatory and PacifiCare standards

			Weekly submission of denial logs.	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Benefit Interpretations	☒ Not delegated

For Benefit Interpretations MC must

•      Comply with PacifiCare’s Turn Around Times and notification requirements

•      Request PacifiCare interpretation when unable to make clear determination based on resources provided by PacifiCare (e.g., Benefits Manual)

•      Request PacifiCare determination regarding medical necessity when requested service appears to be of an experimental or investigational nature for a member who has a “life- threatening” or “seriously debilitating” condition as defined in the California Health & Safety Code

(see note below)*

			N/A	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function

Appeals	☐ Delegated ☒ Not delegated	• Develop and document program to support cooperation with PacifiCare in handling appeals. • Notify PacifiCare of all member and provider appeals coming through MG.	PacifiCare will provide the MG a quarterly report to show number of appeals and overturn rate for specific MG.	• Pre-delegation onsite assessment to determine ability to perform function • Annual onsite assessment to determine ability to perform function.

PacifiCare’s responsibilities relating to Medical Management and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without the prior written approval by PacifiCare.

PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status. In the event there are deficiencies PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status. In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan. If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

California Health and Safety Code Section 1370.4(a)(1)(B)(i) and (ii) and Section 1370.4(a)(1)(C) defines the following terms: “Life-threatening” means either or both of the following: (i) Diseases or conditions where the likelihood of death is high unless the course of the disease is interrupted, (ii) Diseases or conditions with potentially fatal outcomes, where the end point of clinical intervention is survival. “Seriously debilitating,” means diseases or conditions that cause major irreversible morbidity.

CREDENTIALING DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Credentialing Program description and or Policies and Procedures (P&Ps)	☒ Delegated ☐ Not delegated

Full Compliance with NCQA Standards

•      Define the scope of practitioner network to be credentialed. i e MD, DO, DPM, DDS, DC, and behavioral health and other licensed independent practitioners.

•      Define criteria and verification of criteria

•     Describe decision making process, including how advice is received from participating pracitioners

•      Describe the process to delegate credentialing/recredentialing

•      Describe right of practitioner to review information.

•      Develop process to notify practitioner of discrepancies

•      Include practitioner’s right to correct erroneous information

•      Ensure confidentiality

•      Define Medical Director
responsibilities and participation.

Submit Credentialing Program annually Revised credentialing policies and procedures submitted at least annually

•      Initial onsite assessment

•      Annual oversight assessment

•     Annual PacifiCare Committee approval

•      Evaluate and approve written Credentialing

Program

•      Implementaion of Corrective Action Plan(s) for elements of non-compliance

Credentialing Committee	☒ Delegated ☐ Not delegated

Full Compliance with NCQA Standards

•      The Medical Group (MG) designates a credentialing committee, including a range of participating practitioners of different specialties, that makes recommendations regarding credentialing decisions using a peer review process.

•      The MG documents committee advice in all credentialing/ recredentialing decisions.

•      The MG documents meaningful process for consideration of performance at recredentialing.

Annual credentialing program to include committee structure.

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual PacifiCare Committee approval

•      Annual Review of Committee minutes

•      Annual review of membership

•      Frequency of meetings

•     Implementation of Corrective Action Plan(s) for elements of non-compliance

Primary source verification of credentialing information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding verification of information within 180 days of Committee approval date.

Meet 90% of all NCQA credentialing standards on file review.

Meet 100% of NCQA & regulatory body standards related to primary source verification of the following

•     License

•      Hospital Admitting privileges, if applicable

•      Education & Training

•      Board certification

Submit current list of practitioners credentialed and date approved with quarterly report.

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual PacifiCare Committee approval

•     Implementation of Corrective Action Plan(s) for elements of non-compliance

•     Annual audit conducted of provider’s

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
		• Professional liability claims Meet 100% of NCQA & regulatory body standards related to data collection of the following • DEA, CDS • Work History • Malpractice Insurance		practitoners credentialing files according to NCQA methodology.

Application/Attestation	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards

The MG application must include a statement regarding:

•      Reasons for any inability to perform

•      Lack of present illegal drug use

•      History of loss of license or felony conviction

•      History of loss or limitation of privileges or disciplinary activity

•      Current malpractice insurance coverage, including dates & coverage amount

•      Attestation by applicant of the correctness and completeness of the application

•      Signed within 180 days of Committee approval date.

Immediate submission of any changes to application

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual PacifiCare Committee approval

•      Annual audit conducted of provider’s practitioners’ credentialing files according to NCQA methodology

•     Implementation of Corrective Action Plan(s) for elements of non-compliance.

National Practitioner Data Base (NPDB) Information/Initial Sanction Information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding verification of information within 180 days of Committee Approval date.

•      Information from NPDB

•     Sanction or Limitations information on licensure, as appropriate, must cover the most recent 5 year period available through the data source:

•     MD, DOs, NPDB, State Board of Medical Examiners, or Federation of State Medical Boards

•      DCs, State Board of Chiropractic Examiners or the Federation of Chiropractic Licensing Boards

•      DDSs, NPDB or State Board of Dental Examiners

•      DPMs, State Board of Podiatric Examiners or Federation of Podiatric Medical Boards

•     Non-physician behavioral health & other independently licensed practitioners.
Appropriate state agency or State Board of licensure or Certification

•      For all practitioners (except DDS) review of Medicare/Medicaid

None

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual PacifiCare committee approval

•      Annual audit conducted of provider’s practitioners credentialing files according to NCQA methodology.

•     Implementation of Corrective Action Plan(s) for elements of non-compliance

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
sanctions, must cover the most recent 3 year period available through the data source NPDB or Medicare/Medicaid sanction report

Initial office site visit and medical record keeping practice review of all PCPs, OB, GYNs, and High Volume Behavioral Healthcare practitioners	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards regarding Initial site visit/medical record keeping review prior to the Committee approval date.

Structured review that evaluates the office site against standards in the following areas:

•      Physical accessibility

•      Physical appearance

•      Adequacy of waiting room and exam room space

•      Availability of appointments vs expected performance standards

•      Documentation of an evaluation of medical record keeping practices for conformity with standards

Specify methodology for identification of potential high volume behavioral health practitioners.
Established thresholds for acceptable performance against identified standards Institutes actions for improvement with sites not meeting thresholds.
Evaluation of effectiveness of actions at least every 6 months until sites with deficiencies meet thresholds

Follows same procedure for an initial site visit when a PCP, OB/GYN, or high volume behavioral health practitioner relocates or opens a new site.
Procedures for detecting deficiencies subsequent to the initial site visit, at least quarterly. Reevaluates site of new deficiencies and institutes actions for improvement

Incorporation of this information into the credentialing process.

On an annual basis, include list of all site reviews subsequent to the initial site visit

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual review of audit tool

•      Annual audit conducted of provider’s practitioners credentialing files according to NCQA methodology

•      Annual PacifiCare Committee approval

•     Implementation of Corrective Action Plan(s) for elements of non-compliance

Recredentialing Primary source verification (PSV)	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards regarding verification of information within 180 days of Committee approval date.

Recredentialing conducted every three years by the MG

Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity (as required by CMS & DMHC)

Meet 90% of all NCQA Recredentialing standards on file review.

Meet 100% of NCQA and regulatory body standards related to primary source verification of the following

Include list of all practitioners re-credentialed, including approval dates, on a quarterly basis (with quarterly report)

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology

•     Implementation of Corrective Action Plan(s) for elements of non-compliance

•      Annual PacifiCare Committee approval

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

•      License

•      Hospital Admitting privileges, if applicable

•      Board certification (if expired or new since initial credentialing)

•      Professional liability claims

•      Signed Attestation regarding

•      Reasons for any inability to perform.

•      lack of present illegal drug use.

•      History of loss or limitation of privileges or disciplinary activity, and

•      Current malpractice insurance coverage, including dates & amount, and

•      correctness and completeness of application

Meet 100% of NCQA and regulatory body standards related to data collection of the following:

•      DEA/CDS

•      Malpractice Insurance

Recredentialing National Practitioner Data Base (NPDB) information/Recredentialing Sanction information	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards regarding verification of information within 180 days of Committee approval date.

Recredentialing conducted every three years by the MG.

Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity (as required by CMS & DMHC).

Recredentialing information found in

credentialing files includes the following:

•      Information from NPDB

•      Sanction or Limitations information on licensure, as appropriate, must cover the last 2 year period available through the data source (data that may not have come to the attention of the provider previously):

•      MD, DOs: NPDB, State Board of Medical Examiners, or Federation of State Medical Boards

•      DCs’ State Board of Chiropractic Examiners or the Federation of Chiropractic Licensing Boards

•      DDSs, NPDB or State Board of Dental Examiners

•      DPMs’ State Board of Podiatric Examiners or Federation of Podiatric Medical Boards

None

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology

•     Implementation of Corrective Action Plan(s) for elements of non-compliance.

•      Annual PacifiCare Committee approval

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

•      Non-physician behavioral health & other independently licensed practitioners: Appropriate state agency or State Board of Licensure or Certification

•      For all practitioners (except DDS) review of Medicare/ Medicaid sanctions, must cover the last 2 year period available through the data source (data that may not have come to the attention of the provider previously):

•      NPDB or Medicare/ Medicaid sanction report

Incorporation of the following data in the Recredentialing decision-making process for PCPs and high volume behavioral health practitioners. • Member complaints • QI activities	☒ Delegated ☐ Not delegated

Full compliance with NCQA Recredentialing Standards.

Recredentialing conducted every three years by the MG (CMS, DMHC)

Recredentialing must be completed within 36 months of prior credentialing or recredentialing activity, (as required by CMS & DMHC).

Incorporate the following information into the recredentialing decision making process for PCPs and high volume behavioral health practitioners:

•      Member complaints (as received from plan)

•      Information from quality improvement activities

Specify criteria/methodology for identification of potential high volume behavioral health practitioners

List of all recredentialing decisions completed on an annual basis

•      Initial onsite assessment

•      Annual oversight assessment

•      Annual audit conducted of provider’s practitioners’ recredentialing files according to NCQA methodology

•     Implementation of Corrective Action Plan(s) for elements of non-compliance

•      Annual PacifiCare Committee approval

Ongoing monitoring of Sanctions and Complaints	☒ Delegated ☐ Not delegated

Full compliance with NCQA standards

P&Ps for ongoing monitoring of sanctions and complaints include addressing the following sources.

•      Medicare and Medicaid Sanctions

•      State Sanctions or limitations on licensure

•      Complaints (as received from plan)

Evidence the MG collects and reviews information from the above referenced sources.

MG takes action on instances of poor quality

			New P&Ps submitted at least annually Notification to PCC of any actions reported on a practitioner immediately.	• Initial onsite assessment • Annual oversight assessment • Implementation of Corrective Action Plans(s) for elements of non-compliance • Annual PacifiCare Committee approval

Process for Peer Review, Disciplinary Action	☒ Delegated ☐ Not delegated

Full compliance with NCQA Standards

P&Ps for altering the conditions of the practitioner’s participation with PacifiCare based on quality of care of service

P&Ps for reporting of quality deficiencies to appropriate authorities

			New P&Ps submitted at least annually Notification to PCC of any actions reported on a practitioner immediately.	• Initial onsite assessment • Annual oversight assessment • Annual PacifiCare committee approval

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
		P&Ps for range of actions to be taken to improve performance prior to termination P&Ps to describe appeals process & process of notifying practitioners of appeal rights		• Implementation of Corrective Action Plan(s) for elements of non-compliance

Assessment of Organizational Providers (hospitals, home health agencies, SNFs, free- standing surgical centers, behavioral health facilities providing mental health or substance abuse services in an inpatient, residential or ambulatory setting.  If PMG maintain a contract for Medicare - Choice members then additional facilities are required, laboratories, outpatient rehabilitation, dialysis centers, and physical therapy/speech therapy facilities)

☒ Delegated ☐ Not delegated

For contracted acute care hospitals, home health agencies, SNFs, free-standing surgical centers, behavioral health facilities, laboratories, outpatient rehabilitation, dialysis centers, physical therapy/speech therapy provider facilities where the contract is held by the MG. (NCQA, CMS)

1.     Confirms good standing with State and Federal regulatory bodies (including if providing services to Medicare enrollees. MG must confirm provider’s participation in Medicare), and

2.     Confirms accreditation; or

3.     If not accredited, develops standards of participation and reviews for compliance, and

4.     Initially & at least every three years, confirms continued good standing of regulatory bodies, and if applicable, accreditation

•      At least 90% of all medical organizational providers meet all requirements

•      At least 50% of all behavioral health care delivery organizational providers meet all requirements.

Submit list of contracted organizational providers on an annual basis

•      Initial onsite assessment

•      Annual assessment including P&Ps and random audit of files; two in each of the categories, one accredited, one non- accredited, as applicable

•      Annual PacifiCare committee approval

•     Implementation of Corrective Action Plan(s) for elements of non-compliance

Sub-Delegation of Credentialing	☒ Delegated ☐ Not delegated

If MG sub-delegates Credentialing to a CVO, Hospital, IPA, Behavioral Health, etc:

•      Detailed documentation of mutually agreed upon delegation agreement identifying

•      Listing of responsibilities of delegate (MG) & sub-delegate;

•      Specific delegated activities;

•     Process for evaluating sub- delegate’s performance, and

•     Remedies if sub-delegate does not perform

•      MG retains right to approve/ disapprove new providers and to discipline providers

•     Pre-delegation evaluation

•     Annual evaluation, including file review, according to NCQA’s methodology

•      If deficiencies found, evidence of MG & sub-delegate follow up for opportunities for improvement

Submit copies of sub-delegation agreements to PacifiCare prior to sub-delegation and on an annual basis

•      Initial onsite assessment

•      Annual assessment of sub-delegation process, including agreements, polices and procedures, and ongoing evaluation of performance, according to NCQA standards & methodology

•      Annual PacifiCare committee approval

•     Implementation of Corrective Action Plan(s) for elements of non-compliance

Accessibility to Credentialing Files	☒ Delegated ☐ Not delegated	Should any of the following provider events occur, PCC shall have access to Medical Group’s credentialing files to ensure practitioners are properly credentialed for continuity and coordination	Immediately notify PCC of any such provider event.	• Access MG credentialing recredentialing files should any of the referenced provider

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight

of care for members

•      Bankruptcy

•      Termination of contract

•      De-delegation of credentialing activities

Credentialing files be available, including making appropriate copies, for regulatory & accreditation audits.

As needed, provide PCC access to MG credentialing recredentialing files should any of the referenced provider events occur

Comply with requests for selected credentialing files for regulatory &/or accreditation audits events occur • Collection of copies of selected credentialing recredentialing files from MG for regulatory and accreditation audits, as applicable

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without the prior approval by PacifiCare.  PacifiCare’s responsibilities relating to Credentialing and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above.

PacifiCare will perform audits prior to delegation, annually, and as needed to evaluate the group’s delegated status. In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan. If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

MEDICAL RECORDS DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Systematic Review of Medical Records	☒ Delegated ☐ Not delegated

•  Set documentation standards and distribute to practice sites. Documentation audit tool to include all elements required by NCQA and PacifiCare

•  At least annually, audit medical records from a sample of primary care practitioners with 50 or more members.

•  Conduct focused follow-up to improve documentation by PCPs who perform poorly against standards.

Annual submission of medical records review work plan and audit tool

At least annually report at a minimum, the number of physicians whose medical records were reviewed, any practitioner- specific actions taken for improvement; and the results of those actions

Quality Improvement Committee or their designee reviews and approves Annual Work Plan and monitoring report

•  Audit Medical Group’s policies and processes on an annual basis to ensure conformance to standards and note deficiencies identified.  Facilitate and monitor Medical Group’s compliance with work plan and corrective action plans

PacifiCare’s responsibilities relating to Medical Records and those responsibilities, which PacifiCare has delegated to the Medical Group, are outlined above

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without the prior approval by PacifiCare.

PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit, PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within the specified time frame, PacifiCare may revoke the group’s delegated status.

CLAIMS DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
CMS Regulations	Delegated

Compliance with all CMS regulations & guidelines for claims processing and payment including:
Claims payment turnaround times Appropriate reimbursement for contracted and non-contracted providers
Interest payments
Denials/denial letters
BBA regulations

Provider reporting
Y2K compliance

Monthly

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

PacifiCare Standards for Commercial Products	Delegated

Compliance with PacifiCare’s standards for processing and payment of claims for Commercial Products including:

Claims payment turnaround times
Appropriate reimbursement for contracted and non-contracted providers
Interest payments
Denials’ denial letters
Provider reporting
Appropriate IBNR reserves

Monthly

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool. Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

State Regulations	Delegated	Compliance with State Regulations for claims processing: COB and TPL review Compliance with all Medicaid Regulations	N/A

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.  Implementation of Corrective Action Plan(s) for elements of non-compliance.

OPM Requirements	Delegated	Compliance with Office of Personnel Management for Federal Employees requirements for claims processing and payment including: COB identification Debarred providers suspended	N/A

Standards for Employer Performance Guarantees	Delegated	Meet Employer performance guarantee measurements for claims processing and payment.	As required by employer

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Eligibility and Benefits	Not delegated	Medical Group must Verify eligibility at time of claim review Update eligibility and benefit	N/A	Initial onsite assessment utilizing approved oversight tool. Annual oversight assessment utilizing approved oversight tool.

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
		information in their system as often as communicated by the plan		Additional onsite reviews as warranted by the plan utilizing approved oversight tool. Implementation of Corrective Action Plant(s) for elements of non-compliance.

Financial Accounting	Delegated	Meets PacifiCare financial accounting requirements and solvency requirements including those for: Financial statements IBNR reserves Processes for expense reduction	Annually

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Check Production Processes	Delegated

Compliance with timely claims payments and IRS requirements including:
Check production processes
Performing Provider Satisfaction Survey
Process to settle claims in collections
1099 production processes

N/A

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Staffing	Delegated

Staffing sufficient to support claims volume and processing timeliness requirements including:
Staffing levels
Customer Service capabilities
Past experience for claims resolution
Staff available to answer claims questions during normal hours of operation

N/A

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Audit Reporting	Delegated	Appropriate and adequate audit reporting available including: • Reports provided for audit	As needed for audits

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

Encounter Data	Delegated	The Medical Group must have an encounter data submission process with encounter data reported and submitted to PacifiCare monthly	Monthly

Initial onsite assessment utilizing approved oversight tool.
Annual oversight assessment utilizing approved oversight tool.
Additional onsite reviews as warranted by the plan utilizing approved oversight tool.
Implementation of Corrective Action Plan(s) for elements of non-compliance.

PacifiCare’s responsibilities relating to Claims and those responsibilities which PacifiCare has delegated to the Medical Group, are outlined above.

The Medical Group agrees to be accountable for all responsibilities delegated by PacifiCare and will not further delegate any such responsibilities without prior written approval by PacifiCare.

PacifiCare will perform audits annually and as needed to evaluate the group’s delegated status.  In the event there are deficiencies identified in the audit.  PacifiCare will provide a specific corrective action plan.  If the group is not able to comply with the corrective action plan within the specified time frame.  PacifiCare may revoke the group’s delegated status.

QUALITY IMPROVEMENT DELEGATION GRID

Function	Delegation Status	Medical Group Responsibility/ Performance Measure	Reporting Frequency	PacifiCare Oversight
Program Structure	Not Delegated

Medical Group is required to maintain the following:

QM Program

Structure to carry out Quality Mgmt. Program

QM Program outlining structure and content

Program description must be evaluated annually and updated as necessary

Program Operations	Not Delegated

Participate and cooperate in PacifiCare’s Quality Improvement program

Collect data for PacifiCare’s Quality Improvement Activities

Carry out corrective actions required

by PacifiCare

Have a peer review process
Participate in PacifiCare Quality Improvement Committee, (if requested)

Provide PacifiCare access to Medical Records

Identify barriers to improving key initiatives

Implement interventions
Comply with PacifiCare’s confidentiality standards

PacifiCare does not formally delegate to its contracting Medical Groups the responsibility for performing quality management and improvement activities on behalf of PacifiCare.

PACIFICARE OF CALIFORNIA

By:	/s/ Greg Wright

Title:	VP. Network Management

Date:

Northwest Orange County Medical Group

By:	/s/ Pratihba Patel

Title:	PRATIHBA PATEL, MD PRESIDENT

Date:	3/5/03

By:	/s/ James P. Agronick

Title:	CEO

Date:	3/5/03

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT

(SPLIT CAPITATION)

NORTHWEST ORANGE COUNTY MEDICAL GROUP

EXHIBIT 5

DIVISION OF FINANCIAL RESPONSIBILITY

(This Exhibit 5 is an integral part of this Agreement)

The following matrix outlines the Division of Financial Responsibility (DFR) for Pacificare, Capitated Medical Group and the Hospital, the intent being to clarify Services categories in order to provide for accurate administration. The matrix under which broad Covered Service categories suggest the appropriate financial Covered Services not specifically listed. The applicable Subscriber Agreement Coverage should be consulted for an accurate and complete description of Coverage the Provider Manuals for administrative/operational clarification. Member benefits and eligibility should be verified prior to the provision of services.

Division of Financial Responsibility

KEY: M = Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital	PacifiCare
Allergy - Serum – OP	***	***	***
Allergy - Testing & Tx - OP – Prof.	***	***	***
Ambulance (Air and Ground) – OP. In Area	***	***	***
Ambulance (Air and Ground) – Out of Area	***	***	***
Amniocentesis – OP - Fac & Prof.	***	***	***
Anesthesiology – IP & OP – Prof.	***	***	***
Autologous Blood Services - OP - Fac & Prof.	***	***	***
Biofeedback (Medically Necessary) – OP	***	***	***
Blood and Blood Products (Incl. Prof.)	***	***	***
Chemical Dependency (Detox) - IP & OP – Fac	***	***	***
Chemical Dependency (Detox) - IP & OP – Prof.	***	***	***
Chemical Dependency (Rehab) - IP – Fac – CO	***	***	***
Chemical Dependency (Rehab) - IP – Fac – SH	***	***	***
Chemical Dependency (Rehab) - IP – Prof. – CO	***	***	***
Chemical Dependency (Rehab) - IP – Prof. – SH	***	***	***
Chemical Dependency (Rehab) - OP – Fac – CO	***	***	***
Chemical Dependency (Rehab) - OP – Fac – SH	***	***	***
Chemical Dependency (Rehab) - OP – Prof. – CO	***	***	***
Chemical Dependency (Rehab) - OP – Prof. – SH	***	***	***
Chemotherapy (Including Chemotherapy Drugs - Inject/Oral) - OP - Fac	***	***	***
Chemotherapy - IP & OP - Prof.	***	***	***
Chiropractic – Medical - OP - Fac & Prof.	***	***	***
Chiropractic – Supplemental - OP - Fac & Prof.	***	***	***
Circumcision - OP - Fac & Prof.	***	***	***
Diabetic Management Supplies (to include insulin pumps, Glucometer and test strips)	***	***	***
Diagnostic Tests (to include contrast medium) - OP - Fac & Prof.	***	***	***
Dialysis (to include Hemodialysis and Peritoneal Dialysis) - IP & OP - Prof.	***	***	***
Dialysis (to include Hemodialysis and Peritoneal Dialysis) - OP - Fac (including all drugs)	***	***	***
DME (including apnea monitors), Prosthetics (including surgically implanted)/ Orthotics, artificial limbs - IP	***	***	***
DME (including apnea monitors), Prosthetics (excluding surgically implanted)/ Orthotics, artificial limbs - OP	***	***	***
Emergency Room - OP - Fac	***	***	***
Emergency Room - OP - E.R. Phys.	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital	PacifiCare
Endoscopic Diagnostic Studies (Performed without Biopsies)	***	***	***
Endoscopic Diagnostic Studies (with Biopsies)	***	***	***
Family Planning – Abortions (Elective) - IP and OP – Prof.	***	***	***
Family Planning – Abortions (Elective) - IP and OP – Fac	***	***	***
Family Planning – Contraceptive Devices – Insertion and Removal - OP - Prof.	***	***	***
Family Planning – All “Legend” Contraceptives (e.g. Norplant/IUD) – OP	***	***	***
Family Planning – Contraceptive Devices – Presentation – OP	***	***	***
Family Planning – GIFT/ZIFT/IVF - OP – Fac & Prof.	***	***	***
Family Planning – Infertility Procedures/Testing - OP – Prof.	***	***	***
Family Planning – Infertility Procedures/Testing - OP – Fac	***	***	***
Family Planning – Infertility Testing - OP – Prof.	***	***	***
Family Planning – Sterilization - IP & OP – Prof.	***	***	***
Family Planning – Sterilization - IP – Fac	***	***	***
Family Planning – Sterilization - OP - Fac	***	***	***
Fetal Monitoring – OP - Fac & Prof.	***	***	***
Fetal Monitoring – IP - Fac & Prof.	***	***	***
Health Education – OP	***	***	***
Health Eval/Physical	***	***	***
Hearing Aids/Molds – OP	***	***	***
Hearing Screening (Audiological Evaluation) – OP	***	***	***
Home Health Care / Homebound Infusion Therapy - OP – Prof.	***	***	***
Hosp Based Phys Interpretative S?s (to include Radiology & Pathology - IP & OP - Prof.	***	***	***
Hospice Services (Medicare) – IP – Fac & Prof. – SH	***	***	***
Hospice Services – Fac. – CO	***	***	***
Hospice Services – Prof. – CO	***	***	***
Hospitalization Services (to include Medical and Surgical) - IP - Fac	***	***	***
Immunizations & Inoculations (Preventative) – OP	***	***	***
Infusion Therapy – OP	***	***	***
Injectables - Not Part of Outpatient Pharmacy Benefits AND Not Part of PacifiCare’s Self-Injectable Carve-Out Program (SICOP) – OP	***	***	***
Laboratory/Pathology (Diagnostic Only) – OP – Fac and Prof.	***	***	***
Laboratory/Pathology - IP – Fac	***	***	***
Lithotripsy - OP – Fac	***	***	***
Lithotripsy - OP – Prof.	***	***	***
Med/Surg Supplies (casts, splints, bandages) - Office – OP	***	***	***
Medication – Prescription – OP	***	***	***
Mental Health (Crisis Intervention) - OP – Prof. - CO	***	***	***
MENTAL HEALTH: AB88 Benefits (Mental Health Parity applies to CO only)	***	***	***
Mental Health – IP & OP - Fac – CO	***	***	***
Mental Health – IP & OP – Prof. – CO	***	***	***
MENTAL HEALTH: Secure Horizons and Commercial (non AB88 Benefits)	***	***	***
Mental Health – IP and OP – Fac – CO	***	***	***
Mental Health – IP and OP - Fac – SH	***	***	***
Mental Health – IP and OP - Prof. – CO	***	***	***
Mental Health - IP and OP - Prof. – SH	***	***	***
Observation Room - OP – Fac	***	***	***
Oral Medications (NOT Part of the Outpatient Pharmacy Benefit) - OP	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP – Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Prof.	***	***	***
Ostomy/Colostomy Supplies – IP & OP	***	***	***
Out of Area (Urgent and Emergent Non-Referred Covered Services) - IP & OP – Fac	***	***	***
Out of Area (Urgent and Emergent Non-Referred Covered Services) - IP & OP – Prof.	***	***	***
Physician Services (All Professional Services) - IP & OP - Prof.	***	***	***
Radiation Therapy and Related Professional Services - IP & OP - Prof.	***	***	***
Radiation Therapy Treatment – IP – Fac. (Includes Free Standing)	***	***	***
Radiation Therapy Treatment – OP – Fac. (Includes Free Standing)	***	***	***
Radiology (Diagnostic/Theraputic & Nuclear Medicine) - OP	***	***	***
Radiology (Diagnostic/Theraputic & Nuclear Medicine) - IP	***	***	***

*** All references to the division of financial responsibility have been deleted.

Division of Financial Responsibility

KEY: M = Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital	PacifiCare
Radiology (Diagnostic/Theraputic & Nuclear Medicines) - Outpatient Surgery	***	***	***
Radiology - IP – Fac	***	***	***
Reconstructive Surgery - IP & OP – Prof.	***	***	***
Reconstructive Surgery - OP – Fac	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST - OP – Fac & Prof., IP Prof.	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST – IP – Fac.	***	***	***
Skilled Nursing Facility - IP – Fac	***	***	***
Sleep Studies – OP	***	***	***
Surgical Procedures - OP – Fac	***	***	***
Surgical Procedures – IP and OP – Prof	***	***	***
Surgical Implants and Devices IP and OP (Permanent, Mechanical and Surgically Implanted AND Includes Corneal Transplants/IOLs)	***	***	***
TMJ - Evaluation (excludes dental exams/treatment) - OP - Prof.	***	***	***
Transfusions (including Blood and Blood Products) - OP – Fac & Prof.	***	***	***
Transplant (excludes corneal); OP and IP Professional Services	***	***	***
Transplant (excludes corneal); OP and IP Facility	***	***	***
Urgent Care - OP - Fac & Prof.	***	***	***
Vision - Medical Treatment (to include cataract treatment related items)- OP – Prof.	***	***	***
Vision - Refraction for Contact Lenses/Frames - OP - Prof.	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP – CO	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP – SH	***	***	***

*** All references to the division of financial responsibility have been deleted.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 6

QUALITY INCENTIVE PROGRAM

(This Exhibit 6 is an integral part of this Agreement)

1.                                       Introduction.

This Exhibit sets forth the terms of a quality incentive program being implemented by PacifiCare. The program is designed to compensate Medical Group for efforts it takes to improve the quality of services provided to PacifiCare Members as reflected by data measured by PacifiCare, all as described below (the “Quality Incentive Program” or the “QIP”).

The Quality Incentive Program provides additional compensation to Medical Groups which are successful in improving and maintaining certain levels of patient safety, patient satisfaction and quality of care. The Quality Incentive Program tracks specific performance measures and calculates payments to the Medical Group based on aggregating and paying specific amounts for separate performance measures, as described in this Exhibit.

2.                                       Definitions.

In addition to other terms defined in this Exhibit or in the Agreement, the following terms shall have the meanings set forth below:

2.1                                 Eligible Membership shall be the monthly Secure Horizons Members reflected on the PacifiCare Eligibility List for the month preceding the month in which the applicable QIP Payment will be made. The determination of Eligible Membership shall not be changed at any later time to reflect retroactive membership adjustments otherwise made by PacifiCare in connection with its Managed Care Plans. Additionally, Eligible Membership shall exclude Members who had been transferred to Medical Group in a group transfer from another PacifiCare Participating Provider within six (6) months prior to the date of the applicable QIP Payment.

2.2                                 Leapfrog as used in the Table shall refer to data reported to PacifiCare on the website maintained by The Leapfrog Group and supplemental data reviewed by PacifiCare as reported by the California Office of Statewide Health Planning and Development.

2.3                                 Measurement Component shall mean the Measures described in the QIP. Table.

2.4                                 Measurement Period is the period for which PacifiCare shall measure data in order to calculate the applicable QIP Payment. For the initial and subsequent QIP Payment, the Measurement Period shall vary as defined in Section 3, QIP Table.

2.5                                 PMPM Component Payment shall be the amount attributable to each Measurement Component as specified in the Table and shall be earned by Medical Group only if Medical Group meets or exceeds the Performance Target for the applicable Measurement Component.

2.6                                 PMPM Payment Rate shall be the total of the PMPM Component Payments earned by Medical Group for the applicable Measurement Period.

2.7                                 QIP Payments are the quarterly payments made pursuant to the Quality Incentive Program.

2.8                                 Table means the table or tables set forth below specifying the Measurement Components, Performance Targets, Measurement Period, Data Source, Members Measured and PMPM Component Payment.

2.9                                 Performance Target is the performance target for each Measurement Component as defined in Section 3, QIP Table. Performance Targets are determined by the sole discretion of PacifiCare.

Members Measured is defined as described in Section 3. For Measurement Components in which Members Measured is a combination of Commercial and Secure Horizons membership, PacifiCare shall perform calculations utilizing a weighted average of the Commercial and Secure Horizons membership.

3.   QIP Table.

Measure	Performance Target	Measurement Period	Data Source	PMPM Component Payment	Members Measured
Leapfrog Initiative Participation	85% of elective admissions at hospital self-reported on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website	$.1258	All Commercial and Secure Horizons assigned to PMG

CABG volume threshold (per PHS TAG threshold), combined with CCMRP risk-adjusted CABG outcomes	85% of CABG admissions at qualifying hospitals with >100 CABGs in latest reported year (or per latest OSHPD data available) AND NOT CCMRP “Worse Than Expected” outcome status	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$.1258	All Commercial and Secure Horizons assigned to PMG

PTCA volume threshold (per PHS TAG threshold)	85% of PTCA admissions at hospitals with >200 PTCAs in latest reported year (or per latest OSHPD data available)	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$.1258	All Commercial and Secure Horizons assigned to PMG

Measure	Performance Target	Measurement Period	Data Source	PMPM Component payment	Members Measured
Computerized patient entry	85% of elective admissions at hospitals with self-reported compliance on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$.1258	All Commercial and Secure Horizons assigned to PMG

Intensive ICU staffing	85% of elective admissions at hospitals with self-reported compliance on Leapfrog website	12 month period ending six months prior to month of payout	Leapfrog website, supplemented by OSHPD data	$.1258	All Commercial and Secure Horizons assigned to PMG

PEP-C Project Participation	85% of elective admissions at hospitals participating in PEP-C Project	2002 Survey	California Health and Foundation	$.1258	All Commercial and Secure Horizons assigned to PMG

Breast Cancer screening	70.6% screening performed on members measured	24 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Females age 52-69

Cervical Cancer Screening	51.0% screening performed on members measured	36 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Females age 21 - 64

Childhood Immunizations	45.0% of recommended Immunizations performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Children age 2

HgbA 1c Testing - Diabetes	72.0% Testing performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Diabetic members age 31 or older

LDL Cholesterol Testing - CAD	71.4% Testing performed on members measured	12 month period ending six months prior to payment period	PacifiCare Quality Index and Provider Profile	$.2265	Diabetic members age 3 1 or older

Satisfaction with PMG	69.0% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG

Satisfaction with PCP	77.2% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG

Satisfaction with Specialist	73.4% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG

Satisfaction with Referral Process	68.9% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG

PCP Communicates Effectively	63.1% overall satisfaction level	2002 Member Satisfaction Survey	PacifiCare Member Satisfaction Survey	$.2265	All Commercial and Secure Horizons members assigned to PMG

4.           Calculation and Payment of QIP Payments. The following calculations and payment mechanisms shall apply:

(a)                                  Payment Frequency. QIP Payments shall be paid to Medical Group quarterly. The QIP Payments shall be made together with Medical Group’s Capitation Payment for the months of July 2003, October 2003. January 2004, and April 2004.

(b)                                 Payment Calculation. Each quarterly QIP Payment shall equal: the Eligible Membership multiplied by three (3), the product of which shall be multiplied by the PMPM Payment Rate.

(c)                                  Criteria for Determining QIP Payment Eligibility. In order to comprehensively assess Medical Group’s improvements in the Measurement Components, data on services provided to both Commercial Health Plan Members and Secure Horizons Health Plan Members will be measured in connection with the Quality Incentive Program. Payments shall be based solely on Eligible Membership, which only includes Secure Horizons Members. However, payments for certain Measurement Components, if earned, shall be made from commercial capitation funds.

5.                                       QIP Payments Final. PacifiCare’s calculation of the QIP Payment shall be final. Medical Group recognizes that the measurement of the QIP data is subject to variation and reasonable statistical and operational error. Medical Group acknowledges that PacifiCare would not be willing to offer the Quality Incentive Program if PacifiCare’s calculation of the QIP Payments would expose PacifiCare to increased risk of disputes and litigation arising out of PacifiCare’s calculation of the QIP Payment. Accordingly, in consideration of PacifiCare’s agreement to offer the Quality Incentive Program to Medical Group, Medical Group agrees that Medical Group will have no right to dispute PacifiCare’s determination of the QIP Payment, including determination of any data or the number of Eligible Members.

6.                                       QIP Programs for Future Periods. PacifiCare in its sole and absolute discretion may implement quality incentive programs for periods from and after January 1, 2004. Any such programs shall be on terms determined by PacifiCare. PacifiCare currently intends to provide for a quality incentive program for calendar year 2004. Until PacifiCare and Medical Group enter into a written agreement with respect to any such new program for calendar year 2004, or thereafter, no such program shall be binding upon PacifiCare.

7.                                       Cancellation and Termination of QIP. The terms of this Exhibit shall be cancelled and of no effect if Medical Group does not participate in the Secure Horizons Health Plan as of January 1, 2003. Additionally, the Quality Incentive Program shall terminate at such time as Medical Group no longer is assigned eligible Membership of at least both one thousand (1,000) Commercial Health Plan Members and one hundred (100) Secure Horizons Health Plan Members. In the event of such termination, the QIP Payments shall be prorated by changing the multiple “3” in Paragraph 4(b) above to be the number of whole months between the last quarterly QIP Payment and the month of termination. (Example: Last QIP Payment is July 2003 and the termination date is September, the “3” in Paragraph 4(b) would be changed to “2”.)

8.                                       Effect of Termination of Agreements.  In the event of the termination of the Agreement, for any reason, no QIP Payments shall be earned or made following termination of the Agreement.  In the event that the Medical Group’s participation in the Secure Horizons Health Plan terminates prior to April 10, 2004 but the Agreement continues to be in effect and apply to Commercial Health Plan Members, QIP Payments shall continue to be made through the April 2004 quarterly period, with the QIP Payments to be made based upon the Eligible Members for the month preceding the effective date of the termination of the Medical Group’s participation in the Secure Horizons Health Plan under the Agreement.

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(SPLIT CAPITATION)

EXHIBIT 7

WOMEN’S HEALTH BONUS PROGRAM
(This Exhibit 7 is an integral part of this Agreement)

1.                                       Introduction.

This Exhibit sets forth the terms of a bonus program being implemented by PacifiCare. The program is designed to compensate Medical Group and its Participating Providers for efforts taken to improve the accessibility of women’s health services and the stability of PacifiCare’s women’s health network as reflected by data measured by PacifiCare, all as described below (the “Bonus Program”).

The Bonus Program will apply only to Medical Group’s provision of services in certain counties for 2003. The Bonus Program shall not be available to Medical Group unless: 1) Medical Group and PacifiCare were parties to the Commercial Health Services Agreement for the entire 2002 calendar year; 2) Membership in each unique PacifiCare Dec is a minimum of 1,000 Commercial members throughout calendar year 2003; 3) Medical Group must meet the minimum threshold for number of physicians (OB/GYNs and Pediatricians); and, 4) The other Bonus Program requirements are met as outlined below.

2.                                       Bonus Program Terms. Medical Group and its Participating Providers will be eligible for the following separate payments under the Bonus Program: (a) access bonus payments relating to obstetrical/gynecological services and pediatric services, (b) stability bonus payments relating to obstetrical/gynecological services, (c) stability bonus payments relating to pediatric services. Such payments may be earned upon satisfaction of the conditions set forth in this Exhibit.

a.                                       Access Bonus. PacifiCare shall make “Access Bonus” payments with respect to each Obstetrician-Gynecologist and each Pediatrician who is available to accept additional PacifiCare members and who maintains extended office hours throughout calendar year 2003. Determinations whether the provider is available to accept additional PacifiCare members and is maintaining extended office hours shall be determined by calls made periodically by PacifiCare to the provider’s office. Payments shall be made to Medical Group for Obstetrician-Gynecologists and Pediatricians who are independent contractors of Medical Group or employed by Medical Group. The amount of the Access Bonus payments shall be: (i) one hundred twenty-five dollars ($125.00) for each delivery (without regard to multiple births) performed by the Obstetrician-Gynecologist if such provider is determined to have been available to accept additional PacifiCare members and to have maintained extended office hours throughout the entire 2003 calendar year; and (ii) a one thousand dollar ($1,000) single payment for each pediatrician determined to have been available to accept additional PacifiCare members and to have maintained extended office hours throughout the entire 2003 calendar year. Pediatricians who participate in more than one Medical Group or in more than one unique PacifiCare Dec, is only eligible for a one time payment.

b.                                      Stability Bonus - Obstetrical/Gynecological Services. PacifiCare shall make “Stability Bonus” payments directly to Medical Group if (i) Medical Group maintains at least one Obstetrician/Gynecologist for each thirteen thousand (13,000) patients assigned to Medical Group for all plans and (ii) Medical Group shall, as of December 31, 2003 contract with not less than ninety percent (90%) of the same obstetrician/gynecologists contracting with Medical Group as of October 1, 2002. Determinations whether the Medical Group meets the foregoing criteria shall be determined by PacifiCare’s review of information in PacifiCare’s provider directories or system.

Bonus Payment - The amount of the Stability Bonus shall be twenty cents ($0.20) per commercial health plan member per month, not adjusted for age/sex/plan-type factors, for the calendar year 2003.

c.                                       Stability Bonus - Pediatric Services. PacifiCare shall make Stability Bonus payments directly to Medical Group if (i) Medical Group maintains one Pediatrician for every twelve thousand patients, and (ii) Medical Group as of December 31, 2003 contract with not less than ninety percent (90%) of the pediatricians contracting with Medical Group as of October 1, 2002. Determinations whether the Medical Group meets the foregoing criteria shall be determined by PacifiCare’s review of information in PacifiCare’s provider directories. PacifiCare shall pay Medical Group twenty cents ($0.20) for each Assigned Medical Group Member assigned to Medical Group.

Stability Payment. The amount of the Stability Bonus shall be twenty cents ($0.20) per commercial health plan member per month, not adjusted for age/sex/plan-type factors, for the calendar year 2003.

d.                                      Additional Terms. “Extended office hours” means physician office is accepting appointments before 8:30 a.m. or after 5:30 p.m. at least one day per week. “Patients” for the purpose of determining the Stability Bonus shall be the number of Medical Group patients, regardless of payment source (e.g., private pay, HMO, PPO, etc.), who would be reasonably expected to request services from Medical Group on an annual basis.

e.                                       Timing of Bonus Payments. All payments by PacifiCare pursuant to the Bonus Program shall be made to Medical Group by May 15, 2004.

3.                                       Bonus Program Summary.

Measure	Payment to Medical Group
Access – OB/GYN	*** per delivery
Access – Pediatrician	*** one time payment.
OB-GYN Network Stability	*** PMPM

Pediatrician Network Stability	*** PMPM

4.                                       Bonus Program Payments Final. PacifiCare’s calculation of the Bonus Program Payment shall be final. Medical Group recognizes that the measurement of the Bonus Program data is subject to variation and reasonable statistical and operational error. Medical Group acknowledges that PacifiCare would not be willing to offer the Bonus Program if PacifiCare’s calculation of the Bonus Program Payments would expose PacifiCare to increased risk of disputes and litigation arising out of PacifiCare’s calculation of the Bonus Program Payment. Accordingly, in consideration of PacifiCare’s agreement to offer the Bonus Program to Medical Group, Medical Group agrees that Medical Group will have no right to dispute PacifiCare’s determination of the Bonus Program Payment.

5.                                       Bonus Programs for Future Periods. PacifiCare in its sole and absolute discretion may implement Bonus programs for periods from and after January 1, 2004. Any such programs shall be on terms determined by PacifiCare. Until PacifiCare and Medical Group enter into a written agreement with respect to any such new program for calendar year 2004, or thereafter, no such program shall be binding upon PacifiCare.

6.                                       Cancellation and Termination of Bonus Program. The terms of this Exhibit shall be cancelled and of no effect if Medical Group does not, for any reason, participate in PacifiCare’s Commercial Health Plan through December 31, 2003.

5.                                       Use of Defined Terms.  Terms utilized in this Amendment shall have the same meaning set forth in the definitions to the Agreement.

6.                                       Agreement Remains in Full Force and Effect. Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned parties hereby agree to this Amendment as of the date first set forth above.

PACIFICARE OF CALIFORNIA

BY:	/s/ Greg Wright

Title:	VP, Network Management

Date:

Northwest Orange County Medical Group

By:	/s/ PRATIBHA PATEL

Title:	PRATIBHA PATEL, MD PRESIDENT

Date:	3/5/03

/s/ James P. Agronick

CEO

3/5/03